UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06102

MFS SERIES TRUST VI

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

October 31, 2016

MFS® GLOBAL EQUITY FUND

LGE-ANN

MFS® GLOBAL EQUITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in the U.S. presidential election, most markets proved resilient in the wake of these events. U.S. shares quickly reversed post-Brexit declines and rallied to record highs during August. Global interest rates remain very low, with most central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of low inflation. Low interest rates continue to benefit risky assets such as equities, as investors are forced to accept greater risks in search of satisfactory returns in a low-return environment. U.S. investment-grade and high-yield bonds have benefited from low, and even negative, yields overseas.

Emblematic of the sluggish global growth environment is a pronounced slowdown in the growth of global trade. Despite the slowdown, emerging market equities have held up well, withstanding geopolitical shocks such as an attempted coup in Turkey and the impeachment and removal of the president of Brazil. The U.S. Federal Reserve’s go-slow approach to rate hikes and economic stimulus abroad have helped support markets.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

December 15, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Thermo Fisher Scientific, Inc.	2.8%
Time Warner, Inc.	2.6%
Bayer AG	2.5%
Nestle S.A.	2.4%
Honeywell International, Inc.	2.4%
Accenture PLC, “A”	2.3%
Visa, Inc., “A”	2.2%
Reckitt Benckiser Group PLC	2.2%
Walt Disney Co.	2.1%
State Street Corp.	2.0%

Equity sectors
Health Care	18.6%
Consumer Staples	18.2%
Financial Services	13.7%
Leisure	9.5%
Industrial Goods & Services	8.2%
Basic Materials	6.5%
Technology	6.0%
Special Products & Services	5.8%
Retailing	5.5%
Transportation	4.4%
Energy	1.2%
Autos & Housing	1.1%

Issuer country weightings (x)
United States	57.1%
United Kingdom	8.8%
Switzerland	8.5%
France	7.8%
Germany	6.4%
Netherlands	2.1%
Canada	1.7%
Sweden	1.5%
Japan	1.2%
Other Countries	4.9%

Currency exposure weightings (y)
United States Dollar	59.8%
Euro	17.2%
British Pound Sterling	8.8%
Swiss Franc	8.5%
Swedish Krona	1.5%
Japanese Yen	1.2%
Danish Krone	0.8%
South Korean Won	0.7%
Brazilian Real	0.5%
Other Currencies	1.0%

2

Portfolio Composition – continued

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 10/31/16.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2016, Class A shares of the MFS Global Equity Fund (“fund”) provided a total return of 1.26%, at net asset value. This compares with a return of 1.79% for the fund’s benchmark, the MSCI World Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. The US Federal Reserve began its long-anticipated monetary tightening cycle in the middle of the period, but the tightening cycle has proved to be more gradual than initially anticipated. Globally, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory. During the second half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit”. While markets initially reacted to the vote with alarm, the spillover to European and EM was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge.

During much of the reporting period, US earnings headwinds expanded beyond the energy, materials and industrial sectors, to include most sectors of the market. Headwinds eased somewhat at the end of the period as stabilizing oil prices pushed energy earnings higher relative to expectations. The sharp rise in the US dollar also weighed on earnings early in the period, though the dollar largely stabilized late in the period. US consumer spending held up well during the second half of the period amid a modest increase in real wages and low gasoline prices. Demand for autos reached near-record territory before plateauing late in the period, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the high grade and high yield corporate markets.

Detractors from Performance

An underweight position and, to a lesser extent, stock selection in the technology sector was a primary factor that detracted from performance relative to the MSCI World Index. Within the sector, not holding strong-performing social networking service provider Facebook and software giant Microsoft hurt relative returns.

Stock selection in the basic materials sector further weighed on relative returns. However, there were no securities within this sector that were among the fund’s top relative detractors for the reporting period.

Elsewhere, overweight positions in life-sciences company Bayer AG (Germany), satellite television broadcaster Sky (United Kingdom), diversified entertainment company Walt Disney Company, investment management and banking firm UBS (Switzerland), hotel

4

Management Review – continued

and restaurant operator Whitbread (United Kingdom), luxury goods manufacturer Cie Financiere Richemont (Switzerland) and household products manufacturer Reckitt Benckiser (United Kingdom) dampened relative results. Shares of Bayer declined later in the period after the company announced the acquisition of seeds and crop protection company Monsanto. Shares of Sky underperformed during the reporting period as the company reported weaker-than-expected results owing primarily to slowed TV and broadband growth and the increased cost of sports content. However, the biggest setback was caused by the Brexit vote, after which shares traded down significantly. Additionally, shares of Walt Disney Company underperformed the benchmark as investors appeared to have responded negatively to the rumors of Chinese billionaire Dalian Wanda seeking to buy one of the “Big Six” movie studios in Hollywood. Not holding internet retailing giant Amazon.com also detracted from relative returns.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, hurt relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Contributors to Performance

Stock selection in the health care sector benefited relative results. The fund’s overweight positions in medical device maker St. Jude Medical, medical equipment manufacturer Stryker, life sciences supply company Thermo Fisher Scientific, medical device manufacturer Cooper Companies and medical device maker Medtronic, and not investing in biotech firm Gilead Sciences, aided relative performance. Shares of St. Jude Medical benefited from Abbott’s announcement that it plans to acquire St. Jude Medical. Shares of Thermo Fisher Scientific rose on the back of double-digit growth in China, India and new product launches.

Elsewhere, overweighting media firm Time Warner aided relative performance as the company recorded strong earnings per share that were ahead of consensus estimates driven, in part, by growth at Turner and HBO. The stock price appeared to have been further buoyed by investor confidence as the company acquired a stake in the online content streaming service Hulu. Additionally, overweighting management consulting firm Accenture, semiconductor manufacturer Microchip Technology and diversified technology and manufacturing company Honeywell International all supported relative results.

Respectfully,

David Mannheim	Ryan McAllister	Roger Morley
Portfolio Manager	Portfolio Manager	Portfolio Manager

Note to Shareholders: Effective September 30, 2016, Ryan McAllister is also a Portfolio Manager of the Fund.

5

Management Review – continued

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 10/31/16

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 10/31/16

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	9/07/93	1.26%	10.33%	5.90%	N/A
B	12/29/86	0.50%	9.51%	5.10%	N/A
C	1/03/94	0.48%	9.51%	5.10%	N/A
I	1/02/97	1.52%	10.61%	6.16%	N/A
R1	4/01/05	0.51%	9.53%	5.10%	N/A
R2	10/31/03	0.99%	10.06%	5.62%	N/A
R3	4/01/05	1.25%	10.33%	5.88%	N/A
R4	4/01/05	1.50%	10.60%	6.14%	N/A
R6 (formerly Class R5)	6/01/12	1.60%	N/A	N/A	11.88%
Comparative benchmark
MSCI World Index (f)		1.79%	9.65%	4.48%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(4.56)%	9.03%	5.27%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(3.47)%	9.23%	5.10%	N/A
C With CDSC (1% for 12 months) (v)		(0.51)%	9.51%	5.10%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

MSCI World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

8

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2016 through October 31, 2016

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2016 through October 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/16	Ending Account Value 10/31/16	Expenses Paid During Period (p) 5/01/16-10/31/16
A	Actual	1.20%	$1,000.00	$1,008.40	$6.06
	Hypothetical (h)	1.20%	$1,000.00	$1,019.10	$6.09
B	Actual	1.95%	$1,000.00	$1,004.53	$9.83
	Hypothetical (h)	1.95%	$1,000.00	$1,015.33	$9.88
C	Actual	1.95%	$1,000.00	$1,004.73	$9.83
	Hypothetical (h)	1.95%	$1,000.00	$1,015.33	$9.88
I	Actual	0.95%	$1,000.00	$1,009.57	$4.80
	Hypothetical (h)	0.95%	$1,000.00	$1,020.36	$4.82
R1	Actual	1.95%	$1,000.00	$1,004.63	$9.83
	Hypothetical (h)	1.95%	$1,000.00	$1,015.33	$9.88
R2	Actual	1.45%	$1,000.00	$1,007.20	$7.32
	Hypothetical (h)	1.45%	$1,000.00	$1,017.85	$7.35
R3	Actual	1.20%	$1,000.00	$1,008.18	$6.06
	Hypothetical (h)	1.20%	$1,000.00	$1,019.10	$6.09
R4	Actual	0.95%	$1,000.00	$1,009.50	$4.80
	Hypothetical (h)	0.95%	$1,000.00	$1,020.36	$4.82
R6 (formerly Class R5)	Actual	0.86%	$1,000.00	$1,009.84	$4.34
	Hypothetical (h)	0.86%	$1,000.00	$1,020.81	$4.37

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

11

PORTFOLIO OF INVESTMENTS

10/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.7%
Issuer	Shares/Par	Value ($)
Aerospace - 4.3%
Honeywell International, Inc.	525,475	$57,634,098
MTU Aero Engines AG	166,140	17,340,710
United Technologies Corp.	266,160	27,201,552

		$102,176,360
Airlines - 0.5%
Aena S.A.	74,829	$10,986,698

Alcoholic Beverages - 6.0%
AmBev S.A.	2,095,578	$12,362,072
Carlsberg Group	225,182	20,305,529
Diageo PLC	1,647,891	43,960,919
Heineken N.V.	286,423	23,597,284
Pernod Ricard S.A.	365,763	43,504,294

		$143,730,098
Apparel Manufacturers - 3.2%
Burberry Group PLC	740,095	$13,361,675
Compagnie Financiere Richemont S.A.	338,059	21,744,687
LVMH Moet Hennessy Louis Vuitton S.A.	231,429	42,058,173

		$77,164,535
Automotive - 1.1%
Delphi Automotive PLC	208,409	$13,561,174
Harley-Davidson, Inc.	236,298	13,473,712

		$27,034,886
Broadcasting - 7.1%
Omnicom Group, Inc.	288,541	$23,031,343
Time Warner, Inc.	694,159	61,773,209
Walt Disney Co.	536,585	49,736,064
WPP Group PLC	1,601,972	34,863,267

		$169,403,883
Brokerage & Asset Managers - 1.3%
Deutsche Boerse AG (a)	141,267	$10,991,776
Franklin Resources, Inc.	586,068	19,727,049

		$30,718,825

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - 5.8%
Accenture PLC, “A”	476,396	$55,376,271
Adecco S.A.	296,266	17,619,377
Brenntag AG	156,341	8,357,198
Cognizant Technology Solutions Corp., “A” (a)	292,738	15,032,096
Compass Group PLC	1,440,141	26,106,069
NOW, Inc. (a)	130,413	2,811,704
PayPal Holdings, Inc. (a)	304,717	12,694,510

		$137,997,225
Cable TV - 1.3%
Charter Communications, Inc., “A” (a)	64,168	$16,034,942
Sky PLC	1,549,622	15,515,311

		$31,550,253
Chemicals - 2.6%
3M Co.	235,590	$38,943,027
Monsanto Co.	225,271	22,700,559

		$61,643,586
Computer Software - 2.6%
Check Point Software Technologies Ltd. (a)	262,897	$22,230,570
Oracle Corp.	1,032,755	39,678,447

		$61,909,017
Consumer Products - 6.6%
Colgate-Palmolive Co.	456,047	$32,543,514
Coty, Inc., “A”	1,203,260	27,662,947
International Flavors & Fragrances, Inc.	70,568	9,228,883
Reckitt Benckiser Group PLC	592,413	53,027,550
Svenska Cellulosa Aktiebolaget	1,257,525	35,628,355

		$158,091,249
Electrical Equipment - 3.3%
Amphenol Corp.	255,468	$16,843,005
Legrand S.A.	347,336	19,632,524
Schneider Electric S.A.	403,430	27,076,783
W.W. Grainger, Inc.	76,211	15,861,033

		$79,413,345
Electronics - 2.0%
Hoya Corp.	345,200	$14,434,080
Microchip Technology, Inc.	278,291	16,850,520
Samsung Electronics Co. Ltd.	11,288	16,168,697

		$47,453,297

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Beverages - 5.5%
Danone S.A.	577,693	$40,002,969
Kellogg Co.	453,257	34,053,198
Nestle S.A.	807,920	58,580,425

		$132,636,592
Food & Drug Stores - 0.6%
Sally Beauty Holdings, Inc.	567,865	$14,730,418

Gaming & Lodging - 0.6%
Marriott International, Inc., “A”	62,376	$4,285,231
Sands China Ltd.	1,182,800	5,147,217
Wynn Resorts Ltd.	47,735	4,513,344

		$13,945,792
Insurance - 0.4%
Swiss Re Ltd.	99,836	$9,271,819

Internet - 0.7%
eBay, Inc. (a)	603,867	$17,216,248

Machinery & Tools - 0.6%
Kubota Corp.	935,900	$15,122,366

Major Banks - 5.5%
Bank of New York Mellon Corp.	1,008,694	$43,646,189
Goldman Sachs Group, Inc.	161,820	28,842,797
Standard Chartered PLC	1,202,654	10,479,513
State Street Corp.	688,396	48,332,283

		$131,300,782
Medical Equipment - 13.2%
Cooper Cos., Inc.	143,913	$25,334,445
Dentsply Sirona, Inc.	193,588	11,144,861
Medtronic PLC	578,865	47,478,507
Sonova Holding AG	101,192	13,569,985
St. Jude Medical, Inc.	534,989	41,643,544
Stryker Corp.	396,447	45,730,161
Thermo Fisher Scientific, Inc.	450,407	66,223,341
Waters Corp. (a)	148,533	20,666,882
Zimmer Biomet Holdings, Inc.	415,140	43,755,756

		$315,547,482
Network & Telecom - 0.7%
Cisco Systems, Inc.	565,336	$17,344,508

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Oil Services - 1.2%
National Oilwell Varco, Inc.	223,311	$7,168,283
Schlumberger Ltd.	268,063	20,970,568

		$28,138,851
Other Banks & Diversified Financials - 6.5%
American Express Co.	455,415	$30,248,664
Credicorp Ltd.	10,648	1,583,145
Erste Group Bank AG	342,947	10,770,809
Grupo Financiero Banorte S.A. de C.V.	1,539,570	9,066,692
Julius Baer Group Ltd.	267,831	10,856,148
Kasikornbank PLC	1,056,580	5,192,707
Komercni Banka A.S.	97,512	3,571,823
UBS Group AG	2,263,072	32,017,592
Visa, Inc., “A”	646,023	53,303,358

		$156,610,938
Pharmaceuticals - 5.4%
Bayer AG	594,127	$58,887,400
Johnson & Johnson	90,149	10,456,383
Merck KGaA	200,979	20,663,709
Roche Holding AG	168,089	38,644,078

		$128,651,570
Railroad & Shipping - 2.3%
Canadian National Railway Co.	642,233	$40,377,189
Union Pacific Corp.	181,078	15,967,458

		$56,344,647
Restaurants - 0.5%
Whitbread PLC	302,066	$13,365,695

Specialty Chemicals - 4.0%
Akzo Nobel N.V.	419,250	$27,098,441
L’Air Liquide S.A.	102,138	10,391,466
Linde AG	222,605	36,728,005
Praxair, Inc.	177,443	20,771,478

		$94,989,390
Specialty Stores - 1.7%
AutoZone, Inc.	23,877	$17,720,554
Hermes International	11,754	4,762,480
Urban Outfitters, Inc. (a)	530,194	17,734,989

		$40,218,023

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Trucking - 1.6%
United Parcel Service, Inc., “B”	350,652	$37,786,260
Total Common Stocks (Identified Cost, $1,824,689,099)		$2,362,494,638

Money Market Funds - 1.6%
MFS Institutional Money Market Portfolio, 0.44% (v) (Identified Cost, $38,360,312)	38,360,312	$38,360,312
Total Investments (Identified Cost, $1,863,049,411)		$2,400,854,950

Other Assets, Less Liabilities - (0.3)%		(7,582,920)
Net Assets - 100.0%		$2,393,272,030

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $1,824,689,099)	$2,362,494,638
Underlying affiliated funds, at value (identified cost, $38,360,312)	38,360,312
Total investments, at value (identified cost, $1,863,049,411)	$2,400,854,950
Foreign currency, at value (identified cost, $4)	4
Receivables for
Investments sold	2,492,539
Fund shares sold	8,563,844
Interest and dividends	3,844,944
Total assets	$2,415,756,281
Liabilities
Payables for
Investments purchased	$9,157,730
Fund shares reacquired	12,242,160
Payable to affiliates
Investment adviser	210,977
Shareholder servicing costs	546,917
Distribution and service fees	43,929
Payable for independent Trustees’ compensation	13,355
Deferred country tax expense payable	25,002
Accrued expenses and other liabilities	244,181
Total liabilities	$22,484,251
Net assets	$2,393,272,030
Net assets consist of
Paid-in capital	$1,827,357,855
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $25,002 deferred country tax)	537,661,422
Accumulated net realized gain (loss) on investments and foreign currency	10,932,220
Undistributed net investment income	17,320,533
Net assets	$2,393,272,030
Shares of beneficial interest outstanding	66,244,501

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$655,755,873	18,217,541	$36.00
Class B	25,663,529	771,644	33.26
Class C	156,837,132	4,920,149	31.88
Class I	793,470,272	21,482,240	36.94
Class R1	3,441,542	105,707	32.56
Class R2	49,546,087	1,417,376	34.96
Class R3	98,106,406	2,743,567	35.76
Class R4	116,247,993	3,215,730	36.15
Class R6 (formerly Class R5)	494,203,196	13,370,547	36.96

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $38.20 [100 / 94.25 x $36.00]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/16

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$44,696,955
Interest	361,550
Dividends from underlying affiliated funds	108,685
Foreign taxes withheld	(2,140,007)
Total investment income	$43,027,183
Expenses
Management fee	$18,012,109
Distribution and service fees	3,994,473
Shareholder servicing costs	2,019,728
Administrative services fee	355,599
Independent Trustees’ compensation	50,019
Custodian fee	310,301
Shareholder communications	99,875
Audit and tax fees	72,089
Legal fees	22,508
Miscellaneous	244,582
Total expenses	$25,181,283
Fees paid indirectly	(176)
Reduction of expenses by investment adviser and distributor	(184,601)
Net expenses	$24,996,506
Net investment income	$18,030,677
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$26,026,793
Underlying affiliated funds	(143)
Foreign currency	(264,212)
Net realized gain (loss) on investments and foreign currency	$25,762,438
Change in unrealized appreciation (depreciation)
Investments (net of $1,007 decrease in deferred country tax)	$(13,893,118)
Translation of assets and liabilities in foreign currencies	(17,979)
Net unrealized gain (loss) on investments and foreign currency translation	$(13,911,097)
Net realized and unrealized gain (loss) on investments and foreign currency	$11,851,341
Change in net assets from operations	$29,882,018

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2016	2015
Change in net assets
From operations
Net investment income	$18,030,677	$20,058,425
Net realized gain (loss) on investments and foreign currency	25,762,438	28,864,346
Net unrealized gain (loss) on investments and foreign currency translation	(13,911,097)	31,794,635
Change in net assets from operations	$29,882,018	$80,717,406
Distributions declared to shareholders
From net investment income	$(17,750,133)	$(16,366,047)
From net realized gain on investments	(23,040,223)	(19,230,066)
Total distributions declared to shareholders	$(40,790,356)	$(35,596,113)
Change in net assets from fund share transactions	$219,549,574	$159,795,174
Total change in net assets	$208,641,236	$204,916,467
Net assets
At beginning of period	2,184,630,794	1,979,714,327
At end of period (including undistributed net investment income of $17,320,533 and $17,299,839, respectively)	$2,393,272,030	$2,184,630,794

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 10/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$36.22	$35.45	$33.74	$26.46	$23.79
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.30	$0.26	$0.22	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	0.16	1.07	1.90	7.40	2.78
Total from investment operations	$0.42	$1.37	$2.16	$7.62	$3.01
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.26)	$(0.13)	$(0.27)	$(0.19)
From net realized gain on investments	(0.38)	(0.34)	(0.32)	(0.07)	(0.15)
Total distributions declared to shareholders	$(0.64)	$(0.60)	$(0.45)	$(0.34)	$(0.34)
Net asset value, end of period (x)	$36.00	$36.22	$35.45	$33.74	$26.46
Total return (%) (r)(s)(t)(x)	1.26	3.94	6.50	29.12	12.96
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.22	1.23	1.23	1.29	1.34
Expenses after expense reductions (f)	1.21	1.22	1.22	1.29	1.34
Net investment income	0.74	0.84	0.75	0.71	0.93
Portfolio turnover	8	8	11	11	13
Net assets at end of period (000 omitted)	$655,756	$677,704	$592,610	$512,447	$344,016

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Years ended 10/31
	2016	2015	2014		2013	2012
Net asset value, beginning of period	$33.51	$32.84	$31.40		$24.64	$22.13
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$0.03	$(0.00	)(w)	$(0.01)	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	0.16	1.00	1.76		6.92	2.62
Total from investment operations	$0.15	$1.03	$1.76		$6.91	$2.66
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.02)	$—		$(0.08)	$—
From net realized gain on investments	(0.38)	(0.34)	(0.32)		(0.07)	(0.15)
Total distributions declared to shareholders	$(0.40)	$(0.36)	$(0.32)		$(0.15)	$(0.15)
Net asset value, end of period (x)	$33.26	$33.51	$32.84		$31.40	$24.64
Total return (%) (r)(s)(t)(x)	0.50	3.17	5.68		28.19	12.13
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.97	1.98	1.98		2.04	2.09
Expenses after expense reductions (f)	1.96	1.97	1.98		2.04	2.09
Net investment income (loss)	(0.03)	0.09	(0.01)		(0.02)	0.16
Portfolio turnover	8	8	11		11	13
Net assets at end of period (000 omitted)	$25,664	$27,384	$26,118		$24,395	$18,799

Class C	Years ended 10/31
	2016	2015	2014		2013	2012
Net asset value, beginning of period	$32.19	$31.60	$30.22		$23.75	$21.37
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$0.03	$(0.00	)(w)	$(0.02)	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	0.15	0.95	1.70		6.66	2.53
Total from investment operations	$0.14	$0.98	$1.70		$6.64	$2.57
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.05)	$—		$(0.10)	$(0.04)
From net realized gain on investments	(0.38)	(0.34)	(0.32)		(0.07)	(0.15)
Total distributions declared to shareholders	$(0.45)	$(0.39)	$(0.32)		$(0.17)	$(0.19)
Net asset value, end of period (x)	$31.88	$32.19	$31.60		$30.22	$23.75
Total return (%) (r)(s)(t)(x)	0.48	3.17	5.70		28.15	12.17
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.97	1.98	1.98		2.04	2.09
Expenses after expense reductions (f)	1.96	1.97	1.98		2.04	2.09
Net investment income (loss)	(0.03)	0.08	(0.00)		(0.06)	0.17
Portfolio turnover	8	8	11		11	13
Net assets at end of period (000 omitted)	$156,837	$140,018	$111,902		$74,448	$32,071

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Years ended 10/31
	2016	2015	2014		2013		2012
Net asset value, beginning of period	$37.14	$36.34	$34.56		$27.09		$24.35
Income (loss) from investment operations
Net investment income (d)	$0.34	$0.41	$0.35		$0.30		$0.30
Net realized and unrealized gain (loss) on investments and foreign currency	0.19	1.07	1.95		7.58		2.85
Total from investment operations	$0.53	$1.48	$2.30		$7.88		$3.15
Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.34)	$(0.20)		$(0.34)		$(0.26)
From net realized gain on investments	(0.38)	(0.34)	(0.32)		(0.07)		(0.15)
Total distributions declared to shareholders	$(0.73)	$(0.68)	$(0.52)		$(0.41)		$(0.41)
Net asset value, end of period (x)	$36.94	$37.14	$36.34		$34.56		$27.09
Total return (%) (r)(s)(x)	1.52	4.17	6.77		29.44		13.26
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	0.98	0.98		1.04		1.09
Expenses after expense reductions (f)	0.96	0.97	0.98		1.04		1.09
Net investment income	0.93	1.11	0.99		0.98		1.18
Portfolio turnover	8	8	11		11		13
Net assets at end of period (000 omitted)	$793,470	$671,087	$681,259		$638,111		$356,027

Class R1	Years ended 10/31
	2016	2015	2014		2013		2012
Net asset value, beginning of period	$32.80	$32.17	$30.76		$24.13		$21.67
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$0.03	$(0.00	)(w)	$(0.00	)(w)	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	0.16	0.97	1.73		6.76		2.59
Total from investment operations	$0.15	$1.00	$1.73		$6.76		$2.62
Less distributions declared to shareholders
From net investment income	$(0.01)	$(0.03)	$—		$(0.06)		$(0.01)
From net realized gain on investments	(0.38)	(0.34)	(0.32)		(0.07)		(0.15)
Total distributions declared to shareholders	$(0.39)	$(0.37)	$(0.32)		$(0.13)		$(0.16)
Net asset value, end of period (x)	$32.56	$32.80	$32.17		$30.76		$24.13
Total return (%) (r)(s)(x)	0.51	3.14	5.70		28.17		12.23
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.97	1.98	1.98		2.04		2.09
Expenses after expense reductions (f)	1.96	1.97	1.98		2.04		2.09
Net investment income (loss)	(0.03)	0.10	(0.01)		(0.01)		0.15
Portfolio turnover	8	8	11		11		13
Net assets at end of period (000 omitted)	$3,442	$3,546	$3,776		$3,718		$2,968

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Years ended 10/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$35.19	$34.45	$32.81	$25.76	$23.16
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.21	$0.17	$0.14	$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	0.16	1.03	1.85	7.21	2.73
Total from investment operations	$0.32	$1.24	$2.02	$7.35	$2.89
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.16)	$(0.06)	$(0.23)	$(0.14)
From net realized gain on investments	(0.38)	(0.34)	(0.32)	(0.07)	(0.15)
Total distributions declared to shareholders	$(0.55)	$(0.50)	$(0.38)	$(0.30)	$(0.29)
Net asset value, end of period (x)	$34.96	$35.19	$34.45	$32.81	$25.76
Total return (%) (r)(s)(x)	0.99	3.67	6.24	28.82	12.71
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.47	1.48	1.48	1.54	1.59
Expenses after expense reductions (f)	1.46	1.47	1.48	1.54	1.59
Net investment income	0.47	0.59	0.49	0.48	0.65
Portfolio turnover	8	8	11	11	13
Net assets at end of period (000 omitted)	$49,546	$56,978	$57,258	$54,726	$30,799

Class R3	Years ended 10/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$35.98	$35.23	$33.55	$26.32	$23.66
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.30	$0.26	$0.21	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	0.16	1.05	1.88	7.37	2.79
Total from investment operations	$0.42	$1.35	$2.14	$7.58	$3.01
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.26)	$(0.14)	$(0.28)	$(0.20)
From net realized gain on investments	(0.38)	(0.34)	(0.32)	(0.07)	(0.15)
Total distributions declared to shareholders	$(0.64)	$(0.60)	$(0.46)	$(0.35)	$(0.35)
Net asset value, end of period (x)	$35.76	$35.98	$35.23	$33.55	$26.32
Total return (%) (r)(s)(x)	1.25	3.93	6.49	29.11	12.99
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.22	1.23	1.23	1.29	1.34
Expenses after expense reductions (f)	1.21	1.22	1.23	1.29	1.34
Net investment income	0.74	0.84	0.74	0.67	0.91
Portfolio turnover	8	8	11	11	13
Net assets at end of period (000 omitted)	$98,106	$105,192	$90,864	$62,218	$21,664

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Years ended 10/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$36.37	$35.59	$33.87	$26.55	$23.88
Income (loss) from investment operations
Net investment income (d)	$0.35	$0.40	$0.35	$0.31	$0.31
Net realized and unrealized gain (loss) on investments and foreign currency	0.16	1.06	1.89	7.42	2.77
Total from investment operations	$0.51	$1.46	$2.24	$7.73	$3.08
Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.34)	$(0.20)	$(0.34)	$(0.26)
From net realized gain on investments	(0.38)	(0.34)	(0.32)	(0.07)	(0.15)
Total distributions declared to shareholders	$(0.73)	$(0.68)	$(0.52)	$(0.41)	$(0.41)
Net asset value, end of period (x)	$36.15	$36.37	$35.59	$33.87	$26.55
Total return (%) (r)(s)(x)	1.50	4.20	6.74	29.47	13.23
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	0.98	0.98	1.04	1.09
Expenses after expense reductions (f)	0.96	0.97	0.98	1.04	1.09
Net investment income	0.99	1.11	0.99	1.02	1.23
Portfolio turnover	8	8	11	11	13
Net assets at end of period (000 omitted)	$116,248	$118,810	$109,067	$90,239	$37,929

Class R6 (formerly Class R5)	Years ended 10/31
	2016	2015	2014	2013	2012 (i)
Net asset value, beginning of period	$37.17	$36.36	$34.58	$27.10	$24.19
Income (loss) from investment operations
Net investment income (d)	$0.39	$0.44	$0.42	$0.08	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	0.16	1.08	1.90	7.81	2.86
Total from investment operations	$0.55	$1.52	$2.32	$7.89	$2.91
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.37)	$(0.22)	$(0.34)	$—
From net realized gain on investments	(0.38)	(0.34)	(0.32)	(0.07)	—
Total distributions declared to shareholders	$(0.76)	$(0.71)	$(0.54)	$(0.41)	$—
Net asset value, end of period (x)	$36.96	$37.17	$36.36	$34.58	$27.10
Total return (%) (r)(s)(x)	1.60	4.29	6.84	29.50	12.03	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	0.88	0.90	0.95	1.04	(a)
Expenses after expense reductions (f)	0.87	0.88	0.90	0.95	1.04	(a)
Net investment income	1.08	1.19	1.16	0.24	0.50	(a)
Portfolio turnover	8	8	11	11	13
Net assets at end of period (000 omitted)	$494,203	$383,913	$306,861	$187,343	$112

See Notes to Financial Statements

25

Financial Highlights – continued

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, June 1, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global Equity Fund (the fund) is a diversified series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

27

Notes to Financial Statements – continued

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

28

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of October 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$2,362,494,638	$—	$—	$2,362,494,638
Mutual Funds	38,360,312	—	—	38,360,312
Total Investments	$2,400,854,950	$—	$—	$2,400,854,950

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $35,749,995 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least

29

Notes to Financial Statements – continued

equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. In the event of Borrower default, Chase will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, Chase assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, Chase is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At October 31, 2016, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended October 31, 2016, is shown as a reduction of total expenses in the Statement of Operations.

30

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/16	10/31/15
Ordinary income (including any short-term capital gains)	$17,750,133	$19,176,569
Long-term capital gains	23,040,223	16,419,544
Total distributions	$40,790,356	$35,596,113

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/16
Cost of investments	$1,872,289,379
Gross appreciation	583,216,199
Gross depreciation	(54,650,628)
Net unrealized appreciation (depreciation)	$528,565,571
Undistributed ordinary income	17,896,448
Undistributed long-term capital gains	19,603,632
Other temporary differences	(151,476)

31

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 10/31/16	Year ended 10/31/15	Year ended 10/31/16	Year ended 10/31/15
Class A	$5,042,647	$4,419,567	$7,226,867	$5,807,888
Class B	16,608	12,870	311,442	271,683
Class C	299,486	194,048	1,711,911	1,216,615
Class I	6,250,486	6,434,392	6,860,251	6,405,144
Class R1	1,015	3,128	40,904	40,113
Class R2	277,569	264,732	611,633	553,092
Class R3	737,499	689,540	1,080,658	883,803
Class R4	1,126,057	1,036,630	1,230,561	1,029,021
Class R6 (formerly Class R5)	3,998,766	3,311,140	3,965,996	3,022,707
Total	$17,750,133	$16,366,047	$23,040,223	$19,230,066

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $2 billion	0.65%

The investment adviser has agreed in writing to reduce its management fee to 0.60% of average daily net assets in excess of $5 billion. This written agreement will terminate on February 27, 2017. For the year ended October 31, 2016, the fund’s average daily net assets did not exceed $5 billion and therefore, the management fee was not reduced in accordance with this agreement. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended October 31, 2016, this management fee reduction amounted to $159,181, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2016 was equivalent to an annual effective rate of 0.80% of the fund’s average daily net assets.

32

Notes to Financial Statements – continued

Effective February 28, 2017, the management fee will be computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.75%
Next $3 billion of average daily net assets	0.65%
Average daily net assets in excess of $5 billion	0.60%

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $323,683 for the year ended October 31, 2016, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,687,176
Class B	0.75%	0.25%	1.00%	1.00%	263,317
Class C	0.75%	0.25%	1.00%	1.00%	1,495,409
Class R1	0.75%	0.25%	1.00%	1.00%	33,376
Class R2	0.25%	0.25%	0.50%	0.50%	262,430
Class R3	—	0.25%	0.25%	0.25%	252,765
Total Distribution and Service Fees					$3,994,473

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2016 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended October 31, 2016, this rebate amounted to $24,671, $324, and $425 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder

33

Notes to Financial Statements – continued

redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2016, were as follows:

Amount
Class A	$5,111
Class B	30,228
Class C	27,062

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2016, the fee was $216,950, which equated to 0.0097% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2016, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,802,778.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2016 was equivalent to an annual effective rate of 0.0159% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $1,288 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended October 31, 2016. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $7,359 at October 31, 2016, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and

34

Notes to Financial Statements – continued

is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended October 31, 2016, the fee paid by the fund under this agreement was $4,840 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended October 31, 2016, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $6,719,671 and $2,073,940, respectively. The sales transactions resulted in net realized gains (losses) of $19,616.

(4) Portfolio Securities

For the year ended October 31, 2016, purchases and sales of investments, other than short-term obligations, aggregated $397,285,851 and $178,752,342, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/16		Year ended 10/31/15
	Shares	Amount	Shares	Amount
Shares sold
Class A	5,033,576	$176,359,278	5,059,843	$183,341,369
Class B	107,909	3,492,498	176,260	5,940,310
Class C	1,572,731	49,094,334	1,396,694	45,041,674
Class I	9,998,276	363,575,827	4,387,013	162,167,233
Class R1	30,037	981,755	25,495	828,427
Class R2	395,940	13,566,613	447,313	15,830,932
Class R3	1,027,604	35,733,919	1,276,547	45,540,398
Class R4	993,421	34,957,939	1,105,519	40,307,486
Class R6 (formerly Class R5)	4,010,055	144,279,472	2,173,827	79,508,499
	23,169,549	$822,041,635	16,048,511	$578,506,328

35

Notes to Financial Statements – continued

	Year ended 10/31/16		Year ended 10/31/15
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	329,831	$11,273,619	268,489	$9,270,927
Class B	9,928	315,610	8,395	269,968
Class C	52,843	1,610,123	34,793	1,074,416
Class I	331,597	11,605,879	313,226	11,066,278
Class R1	1,309	40,738	1,374	43,241
Class R2	24,537	816,336	22,548	758,050
Class R3	53,439	1,814,793	45,870	1,573,343
Class R4	67,474	2,310,986	58,602	2,027,616
Class R6 (formerly Class R5)	217,130	7,597,374	179,277	6,333,847
	1,088,088	$37,385,458	932,574	$32,417,686

Shares reacquired
Class A	(5,855,874)	$(205,694,182)	(3,334,108)	$(119,978,256)
Class B	(163,324)	(5,278,684)	(162,704)	(5,462,671)
Class C	(1,055,755)	(33,001,005)	(622,612)	(19,989,473)
Class I	(6,914,717)	(247,749,128)	(5,382,286)	(199,648,172)
Class R1	(33,738)	(1,092,517)	(36,157)	(1,189,480)
Class R2	(622,433)	(21,266,657)	(512,799)	(18,082,643)
Class R3	(1,261,160)	(44,049,280)	(978,111)	(34,488,970)
Class R4	(1,111,759)	(38,680,418)	(961,652)	(35,050,080)
Class R6 (formerly Class R5)	(1,184,001)	(43,065,648)	(464,819)	(17,239,095)
	(18,202,761)	$(639,877,519)	(12,455,248)	$(451,128,840)

Net change
Class A	(492,467)	$(18,061,285)	1,994,224	$72,634,040
Class B	(45,487)	(1,470,576)	21,951	747,607
Class C	569,819	17,703,452	808,875	26,126,617
Class I	3,415,156	127,432,578	(682,047)	(26,414,661)
Class R1	(2,392)	(70,024)	(9,288)	(317,812)
Class R2	(201,956)	(6,883,708)	(42,938)	(1,493,661)
Class R3	(180,117)	(6,500,568)	344,306	12,624,771
Class R4	(50,864)	(1,411,493)	202,469	7,285,022
Class R6 (formerly Class R5)	3,043,184	108,811,198	1,888,285	68,603,251
	6,054,876	$219,549,574	4,525,837	$159,795,174

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or

36

Notes to Financial Statements – continued

daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2016, the fund’s commitment fee and interest expense were $11,896 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	35,213,582	309,387,095	(306,240,365)	38,360,312

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(143)	$—	$108,685	$38,360,312

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust VI and Shareholders of MFS Global Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Equity Fund (the Fund) (one of the series constituting the MFS Series Trust VI) as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Equity Fund (one of the series constituting the MFS Series Trust VI) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 19, 2016

38

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 55)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 75)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 75)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 75)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 48)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 56)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

42

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of December 1, 2016, the Trustees served as board members of 138 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
David Mannheim Ryan McAllister Roger Morley

43

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and

44

Board Review of Investment Advisory Agreement – continued

other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was lower than the Broadridge expense group median.

45

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees also noted that MFS has agreed in writing to further reduce its advisory fee rate on the Fund’s average daily net assets over $5 billion, which may not be changed without the Trustees’ approval (the “management fee waiver rate”). They also noted that MFS has agreed to amend its contractual advisory fee rate schedule to reflect the existing management fee waiver rate effective as of February 28, 2017. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life

46

Board Review of Investment Advisory Agreement – continued

Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

47

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

48

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $31,433,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 87.15% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

49

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

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Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

51

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

October 31, 2016

MFS® GLOBAL TOTAL RETURN FUND

MWT-ANN

MFS® GLOBAL TOTAL RETURN FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in the U.S. presidential election, most markets proved resilient in the wake of these events. U.S. shares quickly reversed post-Brexit declines and rallied to record highs during August. Global interest rates remain very low, with most central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of low inflation. Low interest rates continue to benefit risky assets such as equities, as investors are forced to accept greater risks in search of satisfactory returns in a low-return environment. U.S. investment-grade and high-yield bonds have benefited from low, and even negative, yields overseas.

Emblematic of the sluggish global growth environment is a pronounced slowdown in the growth of global trade. Despite the slowdown, emerging market equities have held up well, withstanding geopolitical shocks such as an attempted coup in Turkey and the impeachment and removal of the president of Brazil. The U.S. Federal Reserve’s go-slow approach to rate hikes and economic stimulus abroad have helped support markets.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

December 15, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Philip Morris International, Inc.	1.2%
Government of Japan, 2.2%, 9/20/2027	1.1%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1.1%
Republic of Italy, 5.5%, 9/01/2022	1.1%
Johnson & Johnson	1.1%
Nestle S.A.	0.9%
KDDI Corp.	0.9%
3M Co.	0.9%
Merck & Co., Inc.	0.8%
Altria Group, Inc.	0.8%

Composition including fixed income credit quality (a)(i)
AAA	4.3%
AA	4.8%
A	8.1%
BBB	11.6%
U.S. Government	1.3%
Federal Agencies	3.1%
Not Rated	0.1%
Non-Fixed Income	58.5%
Cash & Cash Equivalents	8.3%
Other	(0.1)%

Equity sectors
Financial Services	10.9%
Consumer Staples	10.4%
Health Care	6.8%
Technology	5.2%
Utilities & Communications	4.3%
Industrial Goods & Services	4.1%
Energy	3.8%
Basic Materials	3.2%
Special Products & Services	3.2%
Retailing	2.1%
Leisure	2.0%
Autos & Housing	1.3%
Transportation	1.2%

Portfolio Composition – continued

Fixed income sectors (i)
Non-U.S. Government Bonds	13.8%
Investment Grade Corporates	12.4%
Mortgage-Backed Securities	3.0%
Emerging Markets Bonds	1.4%
U.S. Treasury Securities	1.3%
Commercial Mortgage-Backed Securities	0.7%
Asset-Backed Securities	0.3%
Collateralized Debt Obligations	0.2%
High Yield Corporates	0.1%
U.S. Government Agencies	0.1%

Issuer country weightings (i)(x)
United States	54.7%
Japan	8.8%
United Kingdom	5.8%
France	4.7%
Switzerland	4.4%
Germany	3.5%
Canada	2.6%
Italy	1.9%
Australia	1.5%
Other Countries	12.1%

Currency exposure weightings (i)(y)
United States Dollar	52.4%
Euro	15.7%
Japanese Yen	12.0%
British Pound Sterling	5.3%
Swiss Franc	4.5%
Canadian Dollar	1.8%
Swedish Krona	1.6%
Australian Dollar	1.6%
Taiwan Dollar	1.3%
Other Currencies	3.8%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may not hold all of these instruments. The fund is not rated by these agencies.

Portfolio Composition – continued

(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents and Other.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of 10/31/16.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2016, Class A shares of the MFS Global Total Return Fund (“fund”) provided a total return of 4.21%, at net asset value. This compares with returns of 1.79% and 5.59% for the fund’s benchmarks, the MSCI World Index and the Bloomberg Barclays Global Aggregate Bond Index (formerly Barclays Global Aggregate Bond Index), respectively. The fund’s other benchmark, the MFS Global Total Return Blended Index (“Blended Index”), generated a total return of 3.43%. The Blended Index reflects the blended returns of the equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. The US Federal Reserve began its long-anticipated monetary tightening cycle in the middle of the period, but the tightening cycle has proved to be more gradual than initially anticipated. Globally, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory. During the second half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit”. While markets initially reacted to the vote with alarm, the spillover to European and EM was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge.

During much of the reporting period, US earnings headwinds expanded beyond the energy, materials and industrial sectors, to include most sectors of the market. Headwinds eased somewhat at the end of the period as stabilizing oil prices pushed energy earnings higher relative to expectations. The sharp rise in the US dollar also weighed on earnings early in the period, though the dollar largely stabilized late in the period. US consumer spending held up well during the second half of the period amid a modest increase in real wages and low gasoline prices. Demand for autos reached near-record territory before plateauing late in the period, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the high grade and high yield corporate markets.

Detractors from Performance

Within the equity portion of the fund, security selection in the basic materials, utilities & communications and retailing sectors detracted from performance relative to the MSCI World Index. Within the basic materials sector, there were no individual stocks

Management Review – continued

that were among the largest relative detractors during the reporting period. Within the utilities & communications sector, an overweight position in global telecommunications services company BT Group (United Kingdom) hurt relative returns as shares lagged the MSCI World Index. Within the retailing sector, not holding shares of internet retailer Amazon.com, and overweight positions in drugstore retailer CVS Health and investment holding company Li & Fung (Hong Kong), further weighted on relative performance. Shares of CVS underperformed the equity component of the Blended Index, particularly near the end of the period, as the US military healthcare program, Tricare, announced that Walgreens would be replacing CVS in its network.

Elsewhere, overweight positions in Swedish telecommunications equipment provider Ericsson, pharmaceutical company Novartis (Switzerland), banking and financial services company HSBC (h) (United Kingdom) and German pharmaceutical company Bayer held back relative returns. Not holding shares of software giant Microsoft, and an underweight position in social networking service provider Facebook, further weighed on relative results.

During the reporting period, the fund’s relative currency exposure within the equity portion of the fund, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, detracted from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Within the fixed income portion of the fund, bond selection in the utilities sector hindered results relative to the Bloomberg Barclays Global Aggregate Bond Index.

Contributors to Performance

Within the equity portion of the fund, strong stock selection in both the financial services and health care sectors contributed to performance relative to the MSCI World Index. Within the financial services sector, an overweight position in German real estate company Deutsche Wohnen aided relative returns as strong rental demand helped drive solid earnings results. Within the heath care sector, an overweight position in diversified medical products maker Johnson & Johnson supported relative results. Shares of Johnson & Johnson rose throughout the period on the back of strong organic sales across all three major divisions – pharmaceuticals, medical devices, and consumers.

An overweight position in the consumer staples sector was another positive factor for relative results. Overweight positions in food producer Tyson Foods, tobacco company Philip Morris International and chemical products company Henkel KGaA (Germany) all lifted relative returns. Tyson Foods delivered strong earnings results throughout the period, driven primarily by their beef and chicken segments, which benefited results.

Elsewhere, holdings of semiconductor manufacturer Taiwan Semiconductor Manufacturing (b) (Taiwan), and overweight positions in computer graphics processors maker NVIDIA, telecommunications company KDDI (Japan), semiconductor company Texas Instruments and utility company American Electric Power, also bolstered relative performance.

Management Review – continued

Within the fixed income portion of the fund, the return derived from yield, which was greater than that of the Bloomberg Barclays Global Aggregate Bond Index, was a key contributor to relative performance. The fund’s currency exposure, particularly a lesser exposure to the British Pound, also benefited relative returns. Lastly, the fund’s greater exposure to “BBB” rated (r) securities further supported relative returns.

Respectfully,

Nevin Chitkara	Pablo De La Mata	Pilar Gomez-Bravo	Steven Gorham
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Richard Hawkins	Robert Persons	Jonathan Sage	Robert Spector
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Benjamin Stone	Erik Weisman
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/16

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 10/31/16

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	9/04/90	4.21%	6.63%	5.21%	N/A
B	9/07/93	3.37%	5.83%	4.45%	N/A
C	1/03/94	3.44%	5.84%	4.45%	N/A
I	1/02/97	4.45%	6.89%	5.50%	N/A
R1	4/01/05	3.39%	5.83%	4.42%	N/A
R2	10/31/03	3.93%	6.36%	4.96%	N/A
R3	4/01/05	4.23%	6.64%	5.22%	N/A
R4	4/01/05	4.45%	6.89%	5.48%	N/A
R6 (formerly Class R5)	6/01/12	4.54%	N/A	N/A	7.71%
Comparative benchmarks
MSCI World Index (f)		1.79%	9.65%	4.48%	N/A
MFS Global Total Return Blended Index (f)(w)		3.43%	6.21%	4.53%	N/A
Bloomberg Barclays Global Aggregate Bond Index (f)		5.59%	0.90%	3.87%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(1.78)%	5.38%	4.59%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(0.61)%	5.51%	4.45%	N/A
C With CDSC (1% for 12 months) (v)		2.44%	5.84%	4.45%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
(w)	As of October 31, 2016, the MFS Global Total Return Blended Index was comprised of 60% MSCI World Index and 40% Bloomberg Barclays Global Aggregate Bond Index.

Benchmark Definitions

Bloomberg Barclays Global Aggregate Bond Index (formerly known as Barclays Global Aggregate Bond Index) – provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Performance Summary – continued

MSCI World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2016 through October 31, 2016

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2016 through October 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/16	Ending Account Value 10/31/16	Expenses Paid During Period (p) 5/01/16-10/31/16
A	Actual	1.11%	$1,000.00	$1,009.26	$5.61
	Hypothetical (h)	1.11%	$1,000.00	$1,019.56	$5.63
B	Actual	1.86%	$1,000.00	$1,005.42	$9.38
	Hypothetical (h)	1.86%	$1,000.00	$1,015.79	$9.42
C	Actual	1.86%	$1,000.00	$1,005.64	$9.38
	Hypothetical (h)	1.86%	$1,000.00	$1,015.79	$9.42
I	Actual	0.86%	$1,000.00	$1,010.05	$4.35
	Hypothetical (h)	0.86%	$1,000.00	$1,020.81	$4.37
R1	Actual	1.86%	$1,000.00	$1,005.04	$9.37
	Hypothetical (h)	1.86%	$1,000.00	$1,015.79	$9.42
R2	Actual	1.36%	$1,000.00	$1,007.81	$6.86
	Hypothetical (h)	1.36%	$1,000.00	$1,018.30	$6.90
R3	Actual	1.11%	$1,000.00	$1,009.38	$5.61
	Hypothetical (h)	1.11%	$1,000.00	$1,019.56	$5.63
R4	Actual	0.86%	$1,000.00	$1,010.50	$4.35
	Hypothetical (h)	0.86%	$1,000.00	$1,020.81	$4.37
R6 (formerly Class R5)	Actual	0.77%	$1,000.00	$1,010.43	$3.89
	Hypothetical (h)	0.77%	$1,000.00	$1,021.27	$3.91

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios, the actual expenses paid during the period, and the hypothetical expenses paid during the period would have been approximately 1.09%, $5.51, and $5.53 for Class A, 1.84%, $9.28, and $9.32 for Class B, 1.84%, $9.28, and $9.32 for Class C, 0.84%, $4.24, and $4.27 for Class I, 1.84%, $9.27, and $9.32 for Class R1, 1.34%, $6.76, and $6.80 for Class R2, 1.09%, $5.51, and $5.53 for Class R3, 0.84%, $4.25, and $4.27 for Class R4, and 0.75%, $3.79, and $3.81 for Class R6 (formerly Class R5), respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

10/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 57.5%
Issuer	Shares/Par	Value ($)
Aerospace - 1.6%
Honeywell International, Inc.	108,965	$11,951,282
Lockheed Martin Corp.	44,585	10,984,853
Northrop Grumman Corp.	12,161	2,784,869
United Technologies Corp.	47,165	4,820,263

		$30,541,267
Airlines - 0.2%
Air Canada (a)	191,534	$1,806,386
Copa Holdings S.A., “A”	22,649	2,088,917

		$3,895,303
Alcoholic Beverages - 1.1%
AmBev S.A., ADR	203,480	$1,200,532
Heineken N.V.	116,476	9,596,008
Pernod Ricard S.A.	81,275	9,666,947

		$20,463,487
Apparel Manufacturers - 0.3%
Compagnie Financiere Richemont S.A.	51,446	$3,309,118
Li & Fung Ltd.	3,488,000	1,718,016

		$5,027,134
Automotive - 0.7%
Delphi Automotive PLC	49,717	$3,235,085
General Motors Co.	147,008	4,645,453
Magna International, Inc.	76,942	3,159,022
USS Co. Ltd.	131,100	2,222,712

		$13,262,272
Broadcasting - 0.8%
Omnicom Group, Inc.	99,184	$7,916,867
ProSiebenSat.1 Media SE	54,943	2,367,915
Time Warner, Inc.	54,313	4,833,314

		$15,118,096
Brokerage & Asset Managers - 0.5%
BlackRock, Inc.	16,515	$5,635,579
Daiwa Securities Group, Inc.	317,000	1,897,405
Franklin Resources, Inc.	61,482	2,069,484

		$9,602,468

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - 3.2%
Accenture PLC, “A”	130,924	$15,218,606
Amadeus IT Group S.A.	153,628	7,251,741
Bunzl PLC	182,886	4,922,516
Compass Group PLC	449,175	8,142,393
Fidelity National Information Services, Inc.	28,722	2,123,130
Global Payments, Inc.	98,905	7,172,591
Nomura Research Institute Ltd.	196,590	6,832,941
Secom Co. Ltd.	70,400	5,090,524
SGS S.A.	2,003	4,060,450

		$60,814,892
Cable TV - 0.7%
Charter Communications, Inc., “A” (a)	14,435	$3,607,162
Comcast Corp., “A”	160,198	9,903,440

		$13,510,602
Chemicals - 2.1%
3M Co.	98,917	$16,350,980
Givaudan S.A.	2,593	5,018,033
LyondellBasell Industries N.V., “A”	32,943	2,620,616
Monsanto Co.	21,378	2,154,261
Orica Ltd.	193,806	2,401,606
PPG Industries, Inc.	111,354	10,370,398
Yara International ASA	41,709	1,474,039

		$40,389,933
Computer Software - 0.6%
Cadence Design Systems, Inc. (a)	274,571	$7,023,526
Oracle Corp.	92,372	3,548,932

		$10,572,458
Computer Software - Systems - 0.6%
Hon Hai Precision Industry Co. Ltd.	1,521,500	$4,112,618
International Business Machines Corp.	42,010	6,456,517

		$10,569,135
Construction - 0.6%
Geberit AG	6,995	$2,959,736
Owens Corning	77,289	3,770,157
Sherwin-Williams Co.	12,213	2,990,475
Stanley Black & Decker, Inc.	15,972	1,818,252

		$11,538,620

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Consumer Products - 2.4%
Coty, Inc., “A”	149,004	$3,425,602
Kao Corp.	218,000	11,235,720
Kobayashi Pharmaceutical Co. Ltd.	86,700	4,538,791
Kose Corp.	24,100	2,203,862
Procter & Gamble Co.	101,612	8,819,922
Reckitt Benckiser Group PLC	92,966	8,321,491
Svenska Cellulosa Aktiebolaget	267,215	7,570,769

		$46,116,157
Containers - 0.5%
Brambles Ltd.	894,370	$7,844,403
Crown Holdings, Inc. (a)	29,291	1,589,037

		$9,433,440
Electrical Equipment - 1.9%
IMI PLC	116,923	$1,422,551
Johnson Controls International PLC	207,850	8,380,512
Legrand S.A.	81,812	4,624,272
OMRON Corp.	96,400	3,704,510
Pentair PLC	28,831	1,589,453
Schneider Electric S.A.	73,996	4,966,348
Siemens AG	87,286	9,912,393
Spectris PLC	77,526	1,944,333

		$36,544,372
Electronics - 3.6%
Analog Devices, Inc.	76,367	$4,895,125
Halma PLC	230,701	2,959,322
Hirose Electric Co. Ltd.	29,045	3,844,232
Intel Corp.	134,255	4,681,472
NVIDIA Corp.	114,171	8,124,408
Samsung Electronics Co. Ltd.	4,926	7,055,900
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	677,462	21,069,068
Texas Instruments, Inc.	208,693	14,785,899

		$67,415,426
Energy - Independent - 1.0%
Cairn Energy PLC (a)	393,456	$979,554
EOG Resources, Inc.	8,214	742,710
Galp Energia SGPS S.A.	253,130	3,431,737
Occidental Petroleum Corp.	56,668	4,131,664
Rice Energy, Inc. (a)	200,394	4,426,703
Valero Energy Corp.	88,445	5,239,482

		$18,951,850

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Energy - Integrated - 2.1%
BP PLC	973,794	$5,765,336
Chevron Corp.	43,631	4,570,347
China Petroleum & Chemical Corp.	7,288,000	5,309,385
Exxon Mobil Corp.	160,957	13,410,937
LUKOIL PJSC, ADR	56,560	2,757,300
OAO Gazprom, ADR	447,156	1,931,714
Suncor Energy, Inc.	104,848	3,146,300
TOTAL S.A.	65,379	3,137,775

		$40,029,094
Engineering - Construction - 0.2%
VINCI S.A.	61,646	$4,464,992

Food & Beverages - 3.0%
Bunge Ltd.	42,442	$2,631,828
Danone S.A.	125,432	8,685,673
General Mills, Inc.	237,399	14,713,990
J.M. Smucker Co.	28,523	3,745,355
Marine Harvest A.S.A.	183,175	3,323,259
Mead Johnson Nutrition Co., “A”	37,661	2,815,913
Nestle S.A.	238,170	17,269,160
Tyson Foods, Inc., “A”	59,604	4,222,943

		$57,408,121
Food & Drug Stores - 0.8%
CVS Health Corp.	127,654	$10,735,701
Lawson, Inc.	28,100	2,138,247
Wesfarmers Ltd.	79,675	2,485,566

		$15,359,514
Gaming & Lodging - 0.1%
Sands China Ltd.	346,800	$1,509,177

General Merchandise - 0.4%
Target Corp.	100,496	$6,907,090

Health Maintenance Organizations - 0.2%
Cigna Corp.	25,340	$3,011,152

Insurance - 3.6%
Aon PLC	66,270	$7,344,704
Chubb Ltd.	42,578	5,407,406
Fairfax Financial Holdings Ltd.	17,323	8,872,016
Hiscox Ltd.	148,425	1,854,873

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Insurance - continued
MetLife, Inc.	236,846	$11,122,288
Prudential Financial, Inc.	91,716	7,776,600
Swiss Re Ltd.	22,768	2,114,475
Travelers Cos., Inc.	96,274	10,414,921
Validus Holdings Ltd.	31,185	1,593,554
Zurich Insurance Group AG	42,718	11,176,484

		$67,677,321
Internet - 0.1%
Facebook, Inc., “A”	15,732	$2,060,735

Machinery & Tools - 0.3%
Illinois Tool Works, Inc.	42,054	$4,776,073

Major Banks - 3.3%
Bank of New York Mellon Corp.	159,642	$6,907,709
BNP Paribas	41,085	2,383,140
BOC Hong Kong Holdings Ltd.	993,500	3,548,420
Canadian Imperial Bank Of Commerce	41,662	3,121,622
Goldman Sachs Group, Inc.	30,652	5,463,412
JPMorgan Chase & Co.	221,665	15,352,518
PNC Financial Services Group, Inc.	21,563	2,061,423
Royal Bank of Canada	23,106	1,443,663
State Street Corp.	68,007	4,774,771
Sumitomo Mitsui Financial Group, Inc.	51,100	1,779,997
Toronto-Dominion Bank	55,131	2,501,508
Wells Fargo & Co.	275,099	12,657,305

		$61,995,488
Medical & Health Technology & Services - 0.2%
HCA Holdings, Inc. (a)	40,555	$3,103,674

Medical Equipment - 1.3%
Abbott Laboratories	138,187	$5,422,458
Danaher Corp.	58,713	4,611,906
Medtronic PLC	121,632	9,976,257
St. Jude Medical, Inc.	47,321	3,683,467
Thermo Fisher Scientific, Inc.	12,014	1,766,418

		$25,460,506
Metals & Mining - 0.4%
Rio Tinto PLC	195,623	$6,798,971

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Natural Gas - Distribution - 0.3%
Engie	421,586	$6,078,826

Network & Telecom - 0.4%
Cisco Systems, Inc.	138,985	$4,264,060
LM Ericsson Telephone Co., “B”	631,127	3,054,962

		$7,319,022
Oil Services - 0.7%
Schlumberger Ltd.	83,734	$6,550,511
Technip	94,509	6,268,409

		$12,818,920
Other Banks & Diversified Financials - 2.9%
Agricultural Bank of China	3,030,000	$1,277,550
American Express Co.	50,966	3,385,162
China Construction Bank	7,232,000	5,296,563
DBS Group Holdings Ltd.	499,300	5,383,288
DNB A.S.A.	230,576	3,334,866
Hachijuni Bank Ltd.	164,000	896,081
ING Groep N.V.	455,740	6,000,961
North Pacific Ltd.	152,800	571,160
Svenska Handelsbanken AB	708,959	9,670,316
U.S. Bancorp	209,232	9,365,224
UBS Group AG	649,924	9,195,024

		$54,376,195
Pharmaceuticals - 5.0%
Bayer AG	115,605	$11,458,287
Eli Lilly & Co.	110,448	8,155,480
Johnson & Johnson	176,283	20,447,065
Merck & Co., Inc.	264,998	15,560,683
Novartis AG	205,353	14,609,521
Pfizer, Inc.	363,035	11,511,840
Roche Holding AG	45,030	10,352,509
Santen Pharmaceutical Co. Ltd.	227,000	3,320,473

		$95,415,858
Printing & Publishing - 0.3%
Moody’s Corp.	24,461	$2,458,820
RELX N.V.	179,292	3,026,074

		$5,484,894

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Railroad & Shipping - 0.2%
Canadian National Railway Co.	32,805	$2,062,450
Union Pacific Corp.	23,223	2,047,804

		$4,110,254
Real Estate - 0.7%
Deutsche Wohnen AG	367,541	$11,991,073
Medical Properties Trust, Inc., REIT	75,536	1,052,972

		$13,044,045
Restaurants - 0.1%
Greggs PLC	62,274	$728,314
YUM! Brands, Inc.	20,440	1,763,563

		$2,491,877
Specialty Chemicals - 0.2%
PTT Global Chemical PLC	2,614,600	$4,482,492

Specialty Stores - 0.7%
Esprit Holdings Ltd. (a)	1,023,750	$844,814
Gap, Inc.	339,594	9,369,398
Just Eat PLC (a)	327,935	2,255,825

		$12,470,037
Telecommunications - Wireless - 1.1%
KDDI Corp.	558,600	$17,002,491
Vodafone Group PLC	1,058,147	2,911,546

		$19,914,037
Telephone Services - 1.5%
AT&T, Inc.	41,699	$1,534,106
British Telecom Group, PLC	1,449,380	6,669,507
Nippon Telegraph & Telephone Corp.	64,400	2,861,676
TDC A.S. (a)	531,356	2,932,111
Verizon Communications, Inc.	301,289	14,492,001

		$28,489,401
Tobacco - 3.2%
Altria Group, Inc.	235,242	$15,554,201
British American Tobacco PLC	145,087	8,331,470
Imperial Brands PLC	38,567	1,867,234
Japan Tobacco, Inc.	245,400	9,346,120
Philip Morris International, Inc.	234,658	22,630,418
Reynolds American, Inc.	67,015	3,691,186

		$61,420,629

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Common Stocks - continued
Trucking - 0.8%
United Parcel Service, Inc., “B”		55,528	$5,983,697
Yamato Holdings Co. Ltd.		378,400	8,641,823

			$14,625,520
Utilities - Electric Power - 1.0%
American Electric Power Co., Inc.		128,806	$8,351,781
Korea Electric Power Corp.		61,793	2,659,651
SSE PLC		283,213	5,515,245
Xcel Energy, Inc.		62,895	2,613,287

			$19,139,964
Total Common Stocks (Identified Cost, $858,731,279)			$1,086,010,791

Bonds - 33.1%
Aerospace - 0.0%
Lockheed Martin Corp., 3.55%, 1/15/2026		$795,000	$844,563

Airlines - 0.1%
Ryanair Ltd., 1.125%, 3/10/2023	EUR	850,000	$942,365

Apparel Manufacturers - 0.0%
Christian Dior SE, 0.75%, 6/24/2021	EUR	700,000	$774,337

Asset-Backed & Securitized - 1.3%
Cent LP, 2013-17A, “A1”, CLO, FRN, 2.187%, 1/30/2025 (n)		$1,216,000	$1,214,338
Chesapeake Funding II LLC, 2016-1A, “A2”, FRN, 1.685%, 3/15/2028 (n)		2,004,000	2,020,115
Chesapeake Funding II LLC, 2016-2A, “A2”, FRN, 1.535%, 6/15/2028 (z)		1,511,000	1,519,370
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 12/11/2049		474,089	475,676
Commercial Mortgage Trust, 2015-LC21, “A4”, 3.708%, 7/10/2048		1,995,691	2,145,113
Dryden Senior Loan Fund, 2013-26A, “A”, CLO, FRN, 1.98%, 7/15/2025 (n)		1,563,000	1,551,193
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382%, 5/10/2050		2,298,421	2,418,945
Hyundai Auto Lease Securitization Trust, 2015-A, “A2”, 1%, 10/16/2017 (n)		42,819	42,817
ING Investment Management Ltd., 2013-2A, “A1”, CLO, FRN, 2.032%, 4/25/2025 (n)		1,419,000	1,412,898
John Deere Owner Trust , “A2”, 1.15%, 10/15/2018		1,905,000	1,906,690
JPMBB Commercial Mortgage Securities Trust, 2014-C26, 3.494%, 1/15/2048		2,620,000	2,778,127

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.755%, 6/15/2049		$972,436	$983,076
Merrill Lynch Mortgage Trust, FRN, 5.828%, 6/12/2050		985,653	999,936
Volvo Financial Equipment LLC, 2015-1A, “A2”, 0.95%, 11/15/2017 (n)		403,220	403,176
Wachovia Bank Commercial Mortgage Trust, “A4”, FRN, 5.959%, 2/15/2051		350,446	353,505
Wells Fargo Commercial Mortgage Trust, 2015-C28, “A4”, 3.54%, 5/15/2048		2,322,687	2,467,383
Wells Fargo Commercial Mortgage Trust, 2015-NXS1, “A5”, 3.148%, 5/15/2048		1,013,505	1,050,009

			$23,742,367
Automotive - 0.5%
Delphi Automotive PLC, 1.5%, 3/10/2025	EUR	800,000	$896,382
FCA Capital Ireland PLC, 2%, 10/23/2019	EUR	1,375,000	1,573,784
Ferrari N.V., 1.5%, 3/16/2023	EUR	850,000	942,698
Ford Motor Credit Co. LLC, 1.461%, 3/27/2017		$1,362,000	1,362,896
General Motors Co., 6.6%, 4/01/2036		916,000	1,082,761
RCI Banque S.A., 1.25%, 6/08/2022	EUR	450,000	509,397
RCI Banque S.A., 1%, 5/17/2023	EUR	700,000	777,134
Valeo S.A., 1.625%, 3/18/2026	EUR	400,000	461,953
Volkswagen International Finance N.V., 3.75% to 3/24/2021, FRN to 3/29/2049	EUR	600,000	670,176
Volkswagen International Finance N.V., 3.875% to 9/04/2018, FRN to 9/29/2049	EUR	450,000	503,867

			$8,781,048
Biotechnology - 0.0%
Life Technologies Corp., 6%, 3/01/2020		$432,000	$481,314

Broadcasting - 0.3%
Grupo Televisa S.A.B., 6.125%, 1/31/2046		$2,985,000	$3,257,575
Omnicom Group, Inc., 3.65%, 11/01/2024		210,000	220,099
Omnicom Group, Inc., 3.6%, 4/15/2026		890,000	924,546
ProSiebenSat.1 Media SE, 2.625%, 4/15/2021	EUR	860,000	1,008,409
SES S.A., 3.6%, 4/04/2023 (n)		$635,000	637,280

			$6,047,909
Brokerage & Asset Managers - 0.2%
CME Group, Inc., 3%, 3/15/2025		$991,000	$1,029,888
Intercontinental Exchange, Inc., 2.75%, 12/01/2020		538,000	555,586
Intercontinental Exchange, Inc., 3.75%, 12/01/2025		883,000	940,013

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Brokerage & Asset Managers - continued
TD Ameritrade Holding Corp., 2.95%, 4/01/2022		$715,000	$739,129

			$3,264,616
Building - 0.2%
Martin Marietta Materials, Inc., 4.25%, 7/02/2024		$400,000	$418,524
Mohawk Industries, Inc., 2%, 1/14/2022	EUR	800,000	926,339
Owens Corning, 4.2%, 12/15/2022		$1,053,000	1,117,986
Owens Corning, 3.4%, 8/15/2026		906,000	896,440

			$3,359,289
Business Services - 0.3%
Cisco Systems, Inc., 2.2%, 2/28/2021		$1,211,000	$1,231,669
Fidelity National Information Services, Inc., 5%, 3/15/2022		483,000	499,913
Fidelity National Information Services, Inc., 3.875%, 6/05/2024		1,180,000	1,246,566
Fidelity National Information Services, Inc., 5%, 10/15/2025		410,000	461,429
Fidelity National Information Services, Inc., 3%, 8/15/2026		1,032,000	1,008,672
Fidelity National Information Services, Inc., 4.5%, 8/15/2046		516,000	504,126
Tencent Holdings Ltd., 3.8%, 2/11/2025 (n)		1,490,000	1,575,283

			$6,527,658
Cable TV - 0.5%
Charter Operating/CCO Capital Corp., 6.384%, 10/23/2035 (n)		$2,231,000	$2,571,745
Comcast Corp., 2.75%, 3/01/2023		2,311,000	2,374,862
Comcast Corp., 4.65%, 7/15/2042		700,000	776,447
Cox Communications, Inc., 3.25%, 12/15/2022 (n)		595,000	595,859
NBCUniversal Enterprise, Inc., 1.974%, 4/15/2019 (n)		895,000	905,331
NBCUniversal Media LLC, 5.15%, 4/30/2020		728,000	810,725
Shaw Communications, 5.65%, 10/01/2019	CAD	718,000	587,799
Sky PLC, 2.5%, 9/15/2026	EUR	900,000	1,073,326
Time Warner Cable Inc., 5.25%, 7/15/2042	GBP	100,000	135,840
Time Warner Cable, Inc., 5.75%, 6/02/2031	GBP	250,000	356,710

			$10,188,644
Chemicals - 0.2%
Air Liquide Finance Co., 2.25%, 9/27/2023 (n)		$1,031,000	$1,021,592
International Flavors & Fragrances, Inc., 1.75%, 3/14/2024	EUR	630,000	733,207
LYB International Finance B.V., 4%, 7/15/2023		$336,000	359,735
LyondellBasell Industries N.V., 5%, 4/15/2019		597,000	638,109
LyondellBasell Industries N.V., 4.625%, 2/26/2055		420,000	397,958
PPG Industries, Inc., 0.875%, 11/03/2025	EUR	710,000	772,135

			$3,922,736

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Computer Software - 0.2%
Microsoft Corp., 1.55%, 8/08/2021		$2,459,000	$2,434,009
Oracle Corp., 3.4%, 7/08/2024		837,000	883,125

			$3,317,134
Computer Software - Systems - 0.1%
Apple, Inc., 2.7%, 5/13/2022		$1,598,000	$1,646,178
Apple, Inc., 3.6%, 7/31/2042	GBP	400,000	554,103

			$2,200,281
Consumer Products - 0.2%
Newell Brands, Inc., 3.75%, 10/01/2021 (z)	EUR	600,000	$738,366
Newell Rubbermaid, Inc., 3.85%, 4/01/2023		$751,000	796,969
Newell Rubbermaid, Inc., 5.375%, 4/01/2036		323,000	374,034
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/2023 (n)		731,000	774,811
Whirlpool Finance Luxembourg S.A., 1.25%, 11/02/2026	EUR	590,000	640,872

			$3,325,052
Consumer Services - 0.1%
Priceline Group, Inc., 2.15%, 11/25/2022	EUR	340,000	$401,372
Priceline Group, Inc., 1.8%, 3/03/2027	EUR	1,100,000	1,204,877

			$1,606,249
Defense Electronics - 0.0%
BAE Systems, 4.125%, 6/08/2022	GBP	525,000	$720,868

Electronics - 0.1%
Flextronics International Ltd., 4.625%, 2/15/2020		$327,000	$350,143
Tyco Electronics Group S.A., 2.375%, 12/17/2018		522,000	529,376
Tyco Electronics Group S.A., 1.1%, 3/01/2023	EUR	1,025,000	1,146,698

			$2,026,217
Emerging Market Quasi-Sovereign - 0.6%
CNPC General Capital Ltd., 3.4%, 4/16/2023 (n)		$1,511,000	$1,556,558
Comision Federal De Electricidad, 4.875%, 1/15/2024		852,000	886,080
Office Cherifien des Phosphates, 6.875%, 4/25/2044 (n)		1,590,000	1,742,640
Pemex Project Funding Master Trust, 5.75%, 3/01/2018		164,000	172,200
Pertamina PT, 6%, 5/03/2042 (n)		3,240,000	3,416,178
Petroleos Mexicanos, 5.5%, 1/21/2021		232,000	246,210
State Grid Overseas Investment (2014) Ltd., 4.125%, 5/07/2024 (n)		2,200,000	2,396,216

			$10,416,082

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Emerging Market Sovereign - 0.2%
Republic of Indonesia, 2.875%, 7/08/2021 (z)	EUR	400,000	$467,158
Republic of Slovenia, 5.25%, 2/18/2024 (n)		$3,057,000	3,555,523

			$4,022,681
Entertainment - 0.1%
Carnival Corp., 1.875%, 11/07/2022	EUR	1,180,000	$1,377,678

Financial Institutions - 0.0%
International Lease Finance Corp., 7.125%, 9/01/2018 (n)		$569,000	$619,499

Food & Beverages - 1.3%
Anheuser-Busch InBev N.V., 1.5%, 4/18/2030	EUR	660,000	$734,361
Anheuser-Busch InBev S.A., 5.375%, 1/15/2020		$1,008,000	1,119,794
Anheuser-Busch InBev Worldwide, Inc., 0.875%, 3/17/2022	EUR	450,000	507,860
Anheuser-Busch InBev Worldwide, Inc., 3.3%, 2/01/2023		$1,251,000	1,305,657
Anheuser-Busch InBev Worldwide, Inc., 4.7%, 2/01/2036		1,636,000	1,813,567
Coca-Cola Co., 0.75%, 3/09/2023	EUR	425,000	478,682
Coca-Cola Co., 1.1%, 9/02/2036	EUR	280,000	292,358
Coca-Cola Enterprises, Inc., 1.875%, 3/18/2030	EUR	600,000	676,087
Danone S.A., 2.077%, 11/02/2021 (n)		$1,298,000	1,297,407
Danone S.A., 2.589%, 11/02/2023 (n)		3,035,000	3,033,291
Fomento Economico Mexicano S.A.B. de C.V., 1.75%, 3/20/2023	EUR	1,000,000	1,159,004
J.M. Smucker Co., 2.5%, 3/15/2020		$1,414,000	1,441,861
J.M. Smucker Co., 4.375%, 3/15/2045		271,000	288,673
Kraft Heinz Foods Co., 3.5%, 7/15/2022		1,602,000	1,687,965
Kraft Heinz Foods Co., 3%, 6/01/2026		597,000	590,287
Kraft Heinz Foods Co., 5%, 7/15/2035		305,000	342,659
Mead Johnson Nutrition Co., 3%, 11/15/2020		849,000	877,656
Molson Coors Brewing Co., 2.1%, 7/15/2021		840,000	836,663
PepsiCo, Inc., 2.15%, 10/14/2020		2,276,000	2,316,495
PepsiCo, Inc., 3.1%, 7/17/2022		1,651,000	1,742,282
SABMiller Holdings, Inc., 3.75%, 1/15/2022 (n)		376,000	404,946
Tyson Foods, Inc., 5.15%, 8/15/2044		191,000	215,742
Wm. Wrigley Jr. Co., 2.9%, 10/21/2019 (n)		277,000	285,219
Wm. Wrigley Jr. Co., 3.375%, 10/21/2020 (n)		300,000	314,779

			$23,763,295
Food & Drug Stores - 0.3%
CVS Health Corp., 2.125%, 6/01/2021		$1,527,000	$1,527,133
CVS Health Corp., 3.375%, 8/12/2024		1,214,000	1,262,998
Walgreens Boots Alliance, Inc., 2.875%, 11/20/2020	GBP	700,000	893,118
Walgreens Boots Alliance, Inc., 2.7%, 11/18/2019		$1,042,000	1,069,166

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Food & Drug Stores - continued
Walgreens Boots Alliance, Inc., 4.65%, 6/01/2046		$1,184,000	$1,248,316

			$6,000,731
Forest & Paper Products - 0.1%
Georgia-Pacific LLC, 5.4%, 11/01/2020 (n)		$793,000	$889,453

Gaming & Lodging - 0.1%
InterContinental Hotels Group PLC, 3.75%, 8/14/2025	GBP	1,060,000	$1,417,462
Wyndham Worldwide Corp., 2.5%, 3/01/2018		$500,000	504,596

			$1,922,058
Insurance - 0.3%
American International Group, Inc., 4.875%, 6/01/2022		$926,000	$1,034,137
American International Group, Inc., 1.5%, 6/08/2023	EUR	620,000	699,403
American International Group, Inc., 3.75%, 7/10/2025		$1,106,000	1,154,597
Aviva PLC, 3.375% to 12/04/2025, FRN to 12/04/2045	EUR	600,000	643,385
CNP Assurances S.A., 6% to 9/14/2020, FRN to 9/14/2040	EUR	450,000	556,398
Delta Lloyd Levensverzek, FRN, 9%, 8/29/2042	EUR	650,000	884,201
Hiscox Ltd., 6.125% to 11/24/2025, FRN to 11/24/2045	GBP	500,000	651,023

			$5,623,144
Insurance - Health - 0.2%
Aetna, Inc., 2.8%, 6/15/2023		$1,094,000	$1,108,592
Aetna, Inc., 4.25%, 6/15/2036		820,000	832,044
UnitedHealth Group, Inc., 2.7%, 7/15/2020		1,536,000	1,581,055

			$3,521,691
Insurance - Property & Casualty - 0.4%
Berkshire Hathaway, Inc., 2.75%, 3/15/2023		$694,000	$714,607
Berkshire Hathaway, Inc., 2.15%, 3/15/2028	EUR	920,000	1,103,177
Berkshire Hathaway, Inc., 1.625%, 3/16/2035	EUR	450,000	483,233
Berkshire Hathaway, Inc., 4.5%, 2/11/2043		$475,000	535,983
Chubb Corp., 6.375% to 4/15/2017, FRN to 3/29/2067		730,000	688,025
Chubb INA Holdings, Inc., 2.3%, 11/03/2020		284,000	289,789
Liberty Mutual Group, Inc., 4.25%, 6/15/2023		958,000	1,034,825
Liberty Mutual Group, Inc., 2.75%, 5/04/2026	EUR	200,000	230,914
Liberty Mutual Group, Inc., 2.75%, 5/04/2026 (z)	EUR	280,000	323,280
Liberty Mutual Group, Inc., 4.85%, 8/01/2044 (n)		$500,000	516,872
Marsh & McLennan Cos., Inc., 2.55%, 10/15/2018		293,000	297,258
Marsh & McLennan Cos., Inc., 3.5%, 6/03/2024		500,000	523,654
QBE Capital Funding IV LP, 7.5% to 5/24/2021, FRN to 5/24/2041	GBP	300,000	407,658

			$7,149,275

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
International Market Quasi-Sovereign - 0.3%
Electricite de France S.A., 5.375% to 1/29/2025, FRN to 1/29/2049	EUR	600,000	$677,628
Electricite de France S.A., 6% to 1/29/2026, FRN to 12/29/2049	GBP	500,000	612,000
ESB Finance Ltd., 2.125%, 6/08/2027	EUR	800,000	972,315
Israel Electric Corp. Ltd., 5.625%, 6/21/2018 (n)		$735,000	770,831
Statoil A.S.A., 4.25%, 11/23/2041		660,000	687,209
Statoil A.S.A., FRN, 1.107%, 5/15/2018		477,000	476,740
Temasek Financial I Ltd., 2.375%, 1/23/2023 (n)		1,450,000	1,465,324

			$5,662,047
International Market Sovereign - 13.3%
Commonwealth of Australia, 5.75%, 5/15/2021	AUD	13,737,000	$12,225,845
Commonwealth of Australia, 3.75%, 4/21/2037	AUD	1,200,000	1,026,895
Federal Republic of Germany, 2.5%, 7/04/2044	EUR	2,617,000	4,118,986
Federal Republic of Germany, 0.5%, 2/15/2026	EUR	4,000,000	4,560,471
Federal Republic of Germany, 6.25%, 1/04/2030	EUR	2,500,000	4,878,769
Government of Canada, 4.25%, 6/01/2018	CAD	7,496,000	5,912,524
Government of Canada, 2.5%, 6/01/2024	CAD	5,042,000	4,167,535
Government of Canada, 5.75%, 6/01/2033	CAD	4,267,000	5,040,678
Government of Canada, 4%, 6/01/2041	CAD	2,260,000	2,390,026
Government of Japan, 1.8%, 3/20/2043	JPY	854,800,000	10,816,028
Government of Japan, 2.1%, 9/20/2024	JPY	19,700,000	221,214
Government of Japan, 0.4%, 9/20/2025	JPY	1,180,000,000	11,760,280
Government of Japan, 0.3%, 12/20/2025	JPY	43,100,000	425,891
Government of Japan, 2.2%, 9/20/2027	JPY	1,823,700,000	21,585,290
Government of Japan, 1.7%, 9/20/2032	JPY	378,000,000	4,464,632
Government of Japan, 1.5%, 3/20/2034	JPY	1,339,000,000	15,463,809
Government of Japan, 2.4%, 3/20/2037	JPY	849,500,000	11,245,446
Government of Japan, 2%, 3/20/2052	JPY	197,000,000	2,746,691
Government of New Zealand, 5.5%, 4/15/2023	NZD	17,586,000	14,888,352
Kingdom of Belgium, 4%, 3/28/2032	EUR	3,770,000	6,093,768
Kingdom of Belgium, 4.5%, 3/28/2026	EUR	3,500,000	5,356,737
Kingdom of Denmark, 1.75%, 11/15/2025	DKK	19,750,000	3,297,843
Kingdom of Spain, 5.4%, 1/31/2023	EUR	4,819,000	6,896,648
Kingdom of Spain, 5.15%, 10/31/2028	EUR	2,202,000	3,407,789
Kingdom of the Netherlands, 5.5%, 1/15/2028	EUR	3,192,000	5,517,525
Republic of Austria, 1.75%, 10/20/2023	EUR	2,820,000	3,494,623
Republic of France, 1.75%, 5/25/2023	EUR	3,452,000	4,242,516
Republic of France, 6%, 10/25/2025	EUR	8,683,000	14,419,013
Republic of France, 4.75%, 4/25/2035	EUR	1,858,000	3,359,115
Republic of France, 4.5%, 4/25/2041	EUR	1,791,000	3,364,929
Republic of Ireland, 5.4%, 3/13/2025	EUR	504,000	774,247

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
International Market Sovereign - continued
Republic of Italy, 5.5%, 9/01/2022	EUR	14,883,000	$20,670,601
Republic of Italy, 3.75%, 3/01/2021	EUR	6,905,000	8,643,963
United Kingdom Treasury, 5%, 3/07/2018	GBP	3,229,000	4,205,938
United Kingdom Treasury, 8%, 6/07/2021	GBP	2,329,000	3,808,407
United Kingdom Treasury, 4.25%, 12/07/2027	GBP	1,523,000	2,421,429
United Kingdom Treasury, 4.25%, 6/07/2032	GBP	696,000	1,161,534
United Kingdom Treasury, 4.25%, 3/07/2036	GBP	2,942,000	5,066,492
United Kingdom Treasury, 3.25%, 1/22/2044	GBP	2,855,000	4,515,703
United Kingdom Treasury, 3.75%, 7/22/2052	GBP	711,000	1,326,827
United Kingdom Treasury, 4%, 1/22/2060	GBP	700,000	1,460,321

			$251,445,330
Local Authorities - 0.0%
Province of Alberta, 1.25%, 6/01/2020	CAD	521,000	$389,963
Province of Manitoba, 4.15%, 6/03/2020	CAD	458,000	377,204

			$767,167
Major Banks - 1.6%
ABN AMRO Bank N.V., 1.8%, 6/04/2018 (n)		$532,000	$533,260
ABN AMRO Bank N.V., 7.125%, 7/06/2022	EUR	300,000	427,095
ABN AMRO Bank N.V., 2.875%, 1/18/2028	EUR	500,000	584,266
Bank of America Corp., 1.75%, 6/05/2018		$2,250,000	2,261,500
Bank of America Corp., 2.625%, 4/19/2021		3,368,000	3,408,386
Bank of America Corp., 3.248%, 10/21/2027		1,844,000	1,844,690
Barclays Bank PLC, 6%, 1/14/2021	EUR	742,000	943,065
Barclays Bank PLC, 6.75% to 1/16/2018, FRN to 1/16/2023	GBP	400,000	511,032
Credit Agricole S.A., 7.375%, 12/18/2023	GBP	200,000	311,741
Credit Suisse Group AG, 6.5%, 8/08/2023 (n)		$1,261,000	1,372,914
Goldman Sachs Group, Inc., 2.625%, 4/25/2021		642,000	648,853
Goldman Sachs Group, Inc., 5.75%, 1/24/2022		1,181,000	1,365,433
Goldman Sachs Group, Inc., 1.625%, 7/27/2026	EUR	1,000,000	1,092,209
Goldman Sachs Group, Inc., 4.8%, 7/08/2044		$500,000	544,714
HSBC Bank PLC, FRN, 1.457%, 5/15/2018 (n)		1,116,000	1,116,276
JPMorgan Chase & Co., 4.25%, 10/15/2020		2,134,000	2,304,515
JPMorgan Chase & Co., 4.5%, 1/24/2022		1,532,000	1,687,749
JPMorgan Chase & Co., 6.75% to 2/01/2024, FRN to 1/29/2049		515,000	571,650
Morgan Stanley, 2.2%, 12/07/2018		720,000	726,471
Morgan Stanley, 2.5%, 4/21/2021		860,000	866,803
Morgan Stanley, 5.5%, 7/28/2021		490,000	556,207
Morgan Stanley, 3.95%, 4/23/2027		1,588,000	1,633,712
Nationwide Building Society, 0.5%, 10/29/2019	EUR	700,000	773,872
Nationwide Building Society, 1.25%, 3/03/2025	EUR	710,000	797,091
PNC Bank N.A., 2.6%, 7/21/2020		$857,000	877,851

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Major Banks - continued
PNC Financial Services Group, Inc., FRN, 6.75%, 12/31/2049		$640,000	$710,400
Wells Fargo & Co., 3.3%, 9/09/2024		500,000	513,761
Wells Fargo & Co., 4.1%, 6/03/2026		649,000	681,858

			$29,667,374
Medical & Health Technology & Services - 0.3%
Becton, Dickinson and Co., 3.734%, 12/15/2024		$2,017,000	$2,149,947
Laboratory Corp. of America Holdings, 3.2%, 2/01/2022		1,034,000	1,075,530
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045		242,000	256,032
Thermo Fisher Scientific, Inc., 3%, 4/15/2023		1,872,000	1,900,131
Thermo Fisher Scientific, Inc., 2.95%, 9/19/2026		617,000	607,645

			$5,989,285
Medical Equipment - 0.2%
Medtronic, Inc., 3.5%, 3/15/2025		$3,390,000	$3,597,051
Zimmer Holdings, Inc., 4.25%, 8/15/2035		826,000	821,677

			$4,418,728
Metals & Mining - 0.2%
Barrick Gold Corp., 4.1%, 5/01/2023		$390,000	$419,242
Barrick North America Finance LLC, 5.7%, 5/30/2041		179,000	204,737
Cameco Corp., 5.67%, 9/02/2019	CAD	724,000	578,201
Glencore Finance Europe, 6.5%, 2/27/2019	GBP	200,000	269,137
Glencore Finance Europe S.A., 1.25%, 3/17/2021	EUR	1,010,000	1,108,727
Southern Copper Corp., 5.25%, 11/08/2042		$821,000	776,604

			$3,356,648
Midstream - 0.3%
APT Pipelines Ltd., 5%, 3/23/2035 (n)		$685,000	$704,773
Dominion Gas Holdings LLC, 2.8%, 11/15/2020		1,716,000	1,767,578
Energy Transfer Partners LP, 3.6%, 2/01/2023		399,000	397,835
Enterprise Products Operating LLC, 1.65%, 5/07/2018		1,350,000	1,349,433
Enterprise Products Operating LLC, 3.9%, 2/15/2024		346,000	361,951
Enterprise Products Operating LLC, 4.85%, 3/15/2044		198,000	200,273
Kinder Morgan Energy Partners LP, 5.4%, 9/01/2044		925,000	926,607
Pembina Pipeline Corp., 4.81%, 3/25/2044	CAD	847,000	655,214

			$6,363,664
Mortgage-Backed - 3.0%
Fannie Mae, 5.05%, 1/01/2017		$296,394	$296,492
Fannie Mae, 5.14%, 1/01/2018		83,234	85,672
Fannie Mae, 3.828%, 7/01/2018		251,414	260,568
Fannie Mae, 2.578%, 9/25/2018		849,551	861,873
Fannie Mae, 5.1%, 3/01/2019		309,220	333,118

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Mortgage-Backed - continued
Fannie Mae, 5.18%, 3/01/2019		$309,744	$328,088
Fannie Mae, 4.57%, 5/01/2019		220,890	237,056
Fannie Mae, 5%, 12/01/2020 - 8/01/2040		3,667,091	4,091,392
Fannie Mae, 4.5%, 3/01/2025 - 6/01/2044		12,217,599	13,365,596
Fannie Mae, 5.5%, 1/01/2037		52,769	59,948
Fannie Mae, 6%, 9/01/2037 - 6/01/2038		451,623	523,374
Fannie Mae, 4%, 11/01/2040 - 2/01/2041		6,992,275	7,504,472
Fannie Mae, 3.5%, 5/01/2043 - 5/01/2046		4,249,927	4,506,905
Freddie Mac, 1.426%, 8/25/2017		434,044	434,556
Freddie Mac, 3.882%, 11/25/2017		733,000	747,054
Freddie Mac, 2.412%, 8/25/2018		793,092	806,498
Freddie Mac, 5.085%, 3/25/2019		589,000	634,678
Freddie Mac, 1.883%, 5/25/2019		1,250,000	1,264,751
Freddie Mac, 3.32%, 7/25/2020		264,476	268,777
Freddie Mac, 2.673%, 3/25/2026		3,500,000	3,599,703
Freddie Mac, 5.5%, 7/01/2037		115,097	130,398
Freddie Mac, 4.5%, 12/01/2039 - 5/01/2042		4,613,469	5,049,709
Freddie Mac, 5%, 7/01/2041		2,460,394	2,761,878
Freddie Mac, 4%, 9/01/2044		3,512,202	3,754,636
Ginnie Mae, 5%, 5/15/2040		737,418	823,587
Ginnie Mae, 3.5%, 6/20/2043 - 5/20/2046		2,986,662	3,175,832

			$55,906,611
Natural Gas - Distribution - 0.1%
Gas Natural Fenosa Finance B.V., 1.375%, 1/21/2025	EUR	700,000	$803,675
GNL Quintero S.A., 4.634%, 7/31/2029 (n)		$1,440,000	1,512,000

			$2,315,675
Network & Telecom - 0.8%
AT&T, Inc., 2.45%, 6/30/2020		$4,694,000	$4,721,662
AT&T, Inc., 4.75%, 5/15/2046		728,000	712,403
British Telecommunications PLC, 5.75%, 12/07/2028	GBP	315,000	516,564
Empresa Nacional de Telecomunicaciones S.A., 4.75%, 8/01/2026 (n)		$1,730,000	1,774,598
Orange S.A., 4% to 10/01/2021, FRN to 10/29/2049	EUR	900,000	1,052,974
Verizon Communications, Inc., 4.5%, 9/15/2020		$3,050,000	3,315,503
Verizon Communications, Inc., 1.375%, 11/02/2028	EUR	810,000	878,812
Verizon Communications, Inc., 6.4%, 9/15/2033		$725,000	904,353
Verizon Communications, Inc., 5.05%, 3/15/2034		395,000	428,636
Verizon Communications, Inc., 6.55%, 9/15/2043		403,000	528,049

			$14,833,554

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Oils - 0.1%
Marathon Petroleum Corp., 3.4%, 12/15/2020		$524,000	$544,495
Marathon Petroleum Corp., 3.625%, 9/15/2024		1,138,000	1,133,652
Valero Energy Corp., 4.9%, 3/15/2045		1,101,000	1,078,624

			$2,756,771
Other Banks & Diversified Financials - 0.7%
Arion Banki, 2.5%, 4/26/2019	EUR	274,000	$311,663
BBVA Bancomer S.A. de C.V., 6.75%, 9/30/2022 (n)		$901,000	1,013,220
Belfius Bank S.A., 3.125%, 5/11/2026	EUR	600,000	680,243
BPCE S.A., 4.5%, 3/15/2025 (n)		$300,000	302,860
BPCE S.A., 5.25%, 4/16/2029	GBP	600,000	803,122
Citigroup, Inc., 3.2%, 10/21/2026		$1,834,000	1,829,705
Citizens Bank N.A., 2.55%, 5/13/2021		848,000	858,739
Citizens Financial Group, Inc., 2.375%, 7/28/2021		1,005,000	1,006,034
Deutsche Bank AG London, 3.7%, 5/30/2024		670,000	641,635
Discover Bank, 7%, 4/15/2020		1,065,000	1,202,709
Discover Bank, 3.1%, 6/04/2020		480,000	494,069
Intesa Sanpaolo S.p.A., 5.25%, 1/28/2022	GBP	550,000	741,742
Islandsbanki, 1.75%, 9/07/2020	EUR	710,000	792,613
KBC Group N.V., FRN, 2.375%, 11/25/2024	EUR	600,000	683,033
Rabobank Nederland N.V., 4%, 9/19/2022	GBP	250,000	343,452
UniCredit S.p.A., 2%, 3/04/2023	EUR	900,000	1,010,804

			$12,715,643
Personal Computers & Peripherals - 0.1%
Equifax, Inc., 2.3%, 6/01/2021		$534,000	$536,113
Equifax, Inc., 3.3%, 12/15/2022		483,000	502,713

			$1,038,826
Pharmaceuticals - 0.6%
Actavis Funding SCS, 3.8%, 3/15/2025		$871,000	$903,936
Actavis Funding SCS, 4.85%, 6/15/2044		714,000	755,402
Celgene Corp., 2.875%, 8/15/2020		2,203,000	2,272,936
Forest Laboratories, Inc., 4.375%, 2/01/2019 (n)		911,000	956,919
Gilead Sciences, Inc., 2.35%, 2/01/2020		661,000	673,829
Gilead Sciences, Inc., 4.5%, 2/01/2045		326,000	339,427
Gilead Sciences, Inc., 4.75%, 3/01/2046		584,000	630,644
Mylan, Inc., 2.55%, 3/28/2019		216,000	218,792
Shire Acquisitions Investments Ireland Designated Activity, 2.4%, 9/23/2021		3,702,000	3,673,287
Teva Pharmaceutical Finance Netherland B.V., 1.875%, 3/31/2027	EUR	900,000	1,013,617
Teva Pharmaceutical Industries Ltd., 4.1%, 10/01/2046		$287,000	266,426

			$11,705,215

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Real Estate - Apartment - 0.1%
Deutsche Wohnen AG, REIT, 1.375%, 7/24/2020	EUR	700,000	$801,145
Vonovia Finance B.V., 2.125%, 7/09/2022	EUR	500,000	596,405

			$1,397,550
Real Estate - Office - 0.1%
Boston Properties, Inc., REIT, 3.125%, 9/01/2023		$669,000	$679,786
Merlin Properties SOCIMI S.A., REIT, 2.225%, 4/25/2023	EUR	750,000	859,700

			$1,539,486
Real Estate - Retail - 0.1%
Hammerson PLC, 2%, 7/01/2022	EUR	700,000	$798,317
Simon International Finance S.C.A., 1.375%, 11/18/2022	EUR	600,000	690,911
Simon Property Group, Inc., REIT, 5.65%, 2/01/2020		$640,000	712,275

			$2,201,503
Restaurants - 0.1%
McDonald’s Corp., 4.875%, 12/09/2045		$933,000	$1,044,518

Retailers - 0.3%
Best Buy Co., Inc., 5.5%, 3/15/2021		$1,974,000	$2,181,270
Dollar General Corp., 4.125%, 7/15/2017		500,000	510,109
Home Depot, Inc., 2.625%, 6/01/2022		1,400,000	1,445,087
Home Depot, Inc., 3%, 4/01/2026		916,000	950,499
Home Depot, Inc., 4.875%, 2/15/2044		500,000	591,685
Kering, 1.25%, 5/10/2026	EUR	600,000	673,594

			$6,352,244
Specialty Chemicals - 0.0%
Ecolab, Inc., 2.625%, 7/08/2025	EUR	525,000	$652,824

Supermarkets - 0.0%
Loblaw Cos. Ltd., 4.86%, 9/12/2023	CAD	725,000	$618,982
Morrison (WM) Supermarkets, 3.5%, 7/27/2026	GBP	200,000	251,733

			$870,715
Supranational - 0.1%
International Bank for Reconstruction and Development, 2.8%, 1/13/2021	AUD	600,000	$465,140
International Bank for Reconstruction and Development, 4.25%, 6/24/2025	AUD	440,000	373,667
International Finance Corp., 3.25%, 7/22/2019	AUD	635,000	497,654

			$1,336,461

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Telecommunications - Wireless - 0.3%
America Movil S.A.B. de C.V., 1.5%, 3/10/2024	EUR	670,000	$758,577
American Tower Corp., REIT, 3.5%, 1/31/2023		$502,000	518,833
American Tower Corp., REIT, 4%, 6/01/2025		1,250,000	1,313,494
Crown Castle International Corp., 2.25%, 9/01/2021		1,466,000	1,453,744
Crown Castle International Corp., 3.7%, 6/15/2026		515,000	527,487
SBA Tower Trust, 2.898%, 10/15/2044 (n)		588,000	598,066

			$5,170,201
Telephone Services - 0.1%
TDC A/S Callable Medium Term Note Fixed, 1.75%, 2/27/2027	EUR	1,100,000	$1,190,221
TELUS Corp., 5.05%, 7/23/2020	CAD	734,000	609,735

			$1,799,956
Tobacco - 0.2%
B.A.T. International Finance PLC, 0.875%, 10/13/2023	EUR	750,000	$833,028
Imperial Tobacco Finance PLC, 4.25%, 7/21/2025 (n)		$556,000	599,246
Reynolds American, Inc., 8.125%, 6/23/2019		434,000	504,675
Reynolds American, Inc., 3.25%, 6/12/2020		1,321,000	1,379,405
Reynolds American, Inc., 4.45%, 6/12/2025		255,000	279,912
Reynolds American, Inc., 5.7%, 8/15/2035		798,000	964,853

			$4,561,119
Transportation - Services - 0.2%
Autostrade per L’Italia S.p.A., 1.125%, 11/04/2021	EUR	800,000	$910,498
Autostrade per L’Italia S.p.A., 1.75%, 6/26/2026	EUR	410,000	481,567
Compagnie Financiere et Industrielle des Autoroutes S.A., 0.75%, 9/09/2028	EUR	700,000	745,431
ERAC USA Finance LLC, 7%, 10/15/2037 (n)		$627,000	832,487
Heathrow Funding Ltd., 4.625%, 10/31/2046	GBP	375,000	592,927
Stagecoach Group PLC, 4%, 9/29/2025	GBP	550,000	731,068

			$4,293,978
U.S. Government Agencies and Equivalents - 0.1%
Small Business Administration, 5.09%, 10/01/2025		$31,009	$33,629
Small Business Administration, 5.21%, 1/01/2026		430,510	465,853
Small Business Administration, 5.31%, 5/01/2027		279,768	306,909
Small Business Administration, 2.22%, 3/01/2033		932,528	939,860

			$1,746,251
U.S. Treasury Obligations - 1.3%
U.S. Treasury Bonds, 4.5%, 8/15/2039		$8,234,600	$11,218,358
U.S. Treasury Bonds, 3.625%, 2/15/2044		5,417,000	6,583,562
U.S. Treasury Notes, 4.75%, 8/15/2017 (f)		3,896,000	4,020,033
U.S. Treasury Notes, 1.125%, 6/15/2018		2,986,000	3,000,581

			$24,822,534

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Utilities - Electric Power - 0.6%
American Electric Power Co., Inc., 1.65%, 12/15/2017		$528,000	$529,375
CMS Energy Corp., 5.05%, 3/15/2022		631,000	713,665
DTE Electric Co., 3.7%, 3/15/2045		700,000	717,637
Duke Energy Corp., 2.65%, 9/01/2026		1,361,000	1,324,284
E.On International Finance, 6.375%, 6/07/2032	GBP	250,000	430,568
EDP Finance B.V., 4.9%, 10/01/2019 (n)		$500,000	529,245
EDP Finance B.V., 4.125%, 1/20/2021	EUR	700,000	874,083
Emera U.S. Finance LP, 2.7%, 6/15/2021 (n)		$339,000	345,006
Emera U.S. Finance LP, 3.55%, 6/15/2026 (n)		387,000	395,277
Enel Finance International N.V., 5.625%, 8/14/2024	GBP	250,000	374,655
Innogy Finance B.V., 4.75%, 1/31/2034	GBP	400,000	561,883
PPL Capital Funding, Inc., 3.1%, 5/15/2026		$1,269,000	1,273,793
PPL Capital Funding, Inc., 5%, 3/15/2044		331,000	368,302
PPL WEM Holdings PLC, 5.375%, 5/01/2021 (n)		189,000	208,504
Progress Energy, Inc., 7.05%, 3/15/2019		460,000	517,371
Southern Co., 2.95%, 7/01/2023		902,000	927,286
Southern Co., 4.4%, 7/01/2046		1,137,000	1,200,811

			$11,291,745
Total Bonds (Identified Cost, $616,987,739)			$625,401,857

Convertible Preferred Stocks - 0.4%
Pharmaceuticals - 0.0%
Allergan PLC, 5.5%		640	$492,160

Utilities - Electric Power - 0.4%
Exelon Corp., 6.5%		160,156	$7,639,441
Total Convertible Preferred Stocks (Identified Cost, $7,788,598)			$8,131,601

Preferred Stocks - 0.6%
Consumer Products - 0.6%
Henkel AG & Co. KGaA (Identified Cost, $4,193,275)		84,536	$10,848,249

Money Market Funds - 8.4%
MFS Institutional Money Market Portfolio, 0.44% (v) (Identified Cost, $159,501,647)		159,501,647	$159,501,647
Total Investments (Identified Cost, $1,647,576,244)			$1,889,894,145

Other Assets, Less Liabilities - (0.0)%			(61,907)
Net Assets - 100.0%			$1,889,832,238

Portfolio of Investments – continued

(a)	Non-income producing security.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $49,785,825 representing 2.6% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Chesapeake Funding II LLC, 2016-2A, “A2”, FRN, 1.535%, 6/15/2028	6/14/16	$1,511,000	$1,519,370
Liberty Mutual Group, Inc., 2.75%, 5/04/2026	4/26/16	313,863	323,280
Newell Brands, Inc., 3.75%, 10/01/2021	9/13/16	755,639	738,366
Republic of Indonesia, 2.875%, 7/08/2021	7/02/14	543,631	467,158
Total Restricted Securities			$3,048,174
% of Net assets			0.2%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
PJSC	Public Joint Stock Company
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Yuan Renminbi
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
ILS	Israeli Sheqel
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar

Portfolio of Investments – continued

PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	Turkish Lira
ZAR	South African Rand

Derivative Contracts at 10/31/16

Forward Foreign Currency Exchange Contracts at 10/31/16

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	CAD	Merrill Lynch International	14,728,615	12/09/16	$11,167,771	$10,983,732	$184,039
SELL	CNH	JPMorgan Chase Bank	49,290,000	4/26/17	7,387,746	7,180,323	207,423
SELL	DKK	Barclays Bank PLC	10,113,984	12/09/16	1,524,054	1,495,161	28,893
BUY	EUR	Citibank N.A.	1,128,877	12/09/16	1,240,631	1,241,213	582
BUY	EUR	Goldman Sachs International	1,798,683	12/09/16	1,963,485	1,977,671	14,186
SELL	EUR	BNP Paribas S.A.	683,000	12/09/16	751,260	750,966	294
SELL	EUR	Brown Brothers Harriman	9,351,926	12/09/16	10,518,402	10,282,543	235,859
BUY	GBP	Goldman Sachs International	3,405,794	12/09/16	4,152,273	4,172,071	19,798
SELL	GBP	Brown Brothers Harriman	497,055	12/09/16	635,718	608,889	26,829
SELL	GBP	Merrill Lynch International	8,395,052	12/09/16	10,927,630	10,283,872	643,758
SELL	JPY	Barclays Bank PLC	859,594,985	12/09/16	8,288,392	8,208,186	80,206
BUY	MXN	JPMorgan Chase Bank	34,417,289	12/09/16	1,756,719	1,813,103	56,384
SELL	NZD	Westpac Banking Corp.	30,628,153	12/09/16	22,291,997	21,870,057	421,940
BUY	ZAR	JPMorgan Chase Bank	13,302,933	12/09/16	975,431	979,229	3,798

							$1,923,989

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 10/31/16 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives
BUY	AUD	UBS AG	2,840,170	12/09/16	$2,171,509	$2,158,443	$(13,066)
BUY	CAD	Goldman Sachs International	70,000	12/09/16	52,897	52,202	(695)
BUY	CHF	UBS AG	4,520,000	12/09/16	4,675,894	4,577,049	(98,845)
BUY	CZK	Barclays Bank PLC	12,895,000	12/09/16	537,345	524,893	(12,452)
BUY	EUR	Citibank N.A.	750,000	12/09/16	830,141	824,633	(5,508)
BUY	EUR	Deutsche Bank AG	8,500,114	12/15/16	9,567,346	9,349,213	(218,133)
BUY	EUR	Goldman Sachs International	14,288,108	12/09/16	16,057,652	15,709,926	(347,726)
BUY	EUR	JPMorgan Chase Bank	1,136,332	12/09/16	1,263,336	1,249,409	(13,927)
BUY	EUR	UBS AG	487,659	12/09/16	538,229	536,186	(2,043)
SELL	EUR	Barclays Bank PLC	225,000	12/09/16	245,195	247,390	(2,195)
SELL	EUR	Brown Brothers Harriman	602,339	12/09/16	659,365	662,278	(2,913)
SELL	EUR	Citibank N.A.	582,395	12/09/16	639,902	640,349	(447)
SELL	EUR	Goldman Sachs International	823,889	12/09/16	900,292	905,875	(5,583)
SELL	EUR	UBS AG	804,322	12/09/16	877,909	884,360	(6,451)
SELL	GBP	Citibank N.A.	426,000	12/09/16	520,597	521,847	(1,250)
BUY	ILS	JPMorgan Chase Bank	2,402,000	12/09/16	641,501	626,674	(14,827)
BUY	JPY	Goldman Sachs International	6,920,935,237	12/09/16	69,139,293	66,087,318	(3,051,975)
BUY	JPY	JPMorgan Chase Bank	92,877,000	12/09/16	919,087	886,873	(32,214)
BUY	KRW	Deutsche Bank AG	8,641,441,000	11/21/16	7,711,717	7,551,505	(160,212)
BUY	KRW	JPMorgan Chase Bank	1,821,205,000	11/21/16	1,626,453	1,591,498	(34,955)
BUY	MYR	JPMorgan Chase Bank	6,641,863	12/07/16	1,597,370	1,580,186	(17,184)
BUY	NOK	Deutsche Bank AG	67,499,801	12/09/16	8,278,433	8,170,080	(108,353)
BUY	PLN	JPMorgan Chase Bank	5,974,803	12/09/16	1,563,013	1,521,651	(41,362)
BUY	SEK	Goldman Sachs International	96,016,843	12/09/16	11,146,571	10,649,546	(497,025)
BUY	SGD	JPMorgan Chase Bank	2,287,000	12/09/16	1,682,952	1,644,278	(38,674)

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 10/31/16 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives
BUY	THB	JPMorgan Chase Bank	56,073,750	11/22/16	$1,612,334	$1,600,828	$(11,506)
BUY	TRY	Deutsche Bank AG	2,489,000	12/09/16	825,024	798,015	(27,009)

							$(4,766,530)

Futures Contracts at 10/31/16

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Assets Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	6	$777,750	December - 2016	$9,729

At October 31, 2016, the fund had cash collateral of $610,000 and other liquid securities with an aggregate value of $8,255 to cover any commitments for certain derivative contracts. Cash collateral is comprised of “Restricted cash” on the Statement of Assets and Liabilities.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $1,487,700,891)	$1,730,392,498
Underlying affiliated funds, at value (identified cost, $159,501,647)	159,501,647
Total investments, at value (identified cost, $1,647,576,244)	$1,889,894,145
Cash	6,321
Foreign currency, at value (identified cost, $156,150)	156,175
Restricted cash	610,000
Receivables for
Forward foreign currency exchange contracts	1,923,989
Investments sold	7,291,287
Fund shares sold	7,105,522
Interest and dividends	7,457,899
Receivable from investment adviser	40,000
Total assets	$1,914,485,338
Liabilities
Payables for
Forward foreign currency exchange contracts	$4,766,530
Daily variation margin on open futures contracts	462
Investments purchased	14,551,116
Fund shares reacquired	4,431,356
Payable to affiliates
Shareholder servicing costs	539,289
Distribution and service fees	69,639
Payable for independent Trustees’ compensation	7,950
Deferred country tax expense payable	31,856
Accrued expenses and other liabilities	254,902
Total liabilities	$24,653,100
Net assets	$1,889,832,238
Net assets consist of
Paid-in capital	$1,669,017,364
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $31,856 deferred country tax)	239,315,407
Accumulated distributions in excess of net realized gain on investments and foreign currency	(29,183,703)
Undistributed net investment income	10,683,170
Net assets	$1,889,832,238
Shares of beneficial interest outstanding	115,298,427

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$823,266,936	50,144,583	$16.42
Class B	55,069,920	3,291,547	16.73
Class C	359,420,896	21,773,996	16.51
Class I	494,880,177	30,435,011	16.26
Class R1	2,875,125	174,856	16.44
Class R2	20,925,651	1,287,150	16.26
Class R3	15,156,710	925,647	16.37
Class R4	7,629,198	464,089	16.44
Class R6 (formerly Class R5)	110,607,625	6,801,548	16.26

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $17.42 [100 / 94.25 x $16.42]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/16

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$31,959,324
Interest	14,766,950
Dividends from underlying affiliated funds	375,589
Foreign taxes withheld	(1,517,759)
Total investment income	$45,584,104
Expenses
Management fee	$14,048,755
Distribution and service fees	6,165,912
Shareholder servicing costs	1,791,106
Administrative services fee	268,826
Independent Trustees’ compensation	30,789
Custodian fee	301,483
Shareholder communications	114,146
Audit and tax fees	69,617
Legal fees	16,589
Miscellaneous	255,508
Total expenses	$23,062,731
Fees paid indirectly	(971)
Reduction of expenses by investment adviser and distributor	(2,478,732)
Net expenses	$20,583,028
Net investment income	$25,001,076
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$(21,061,735)
Underlying affiliated funds	190
Futures contracts	88,119
Foreign currency	6,072,807
Net realized gain (loss) on investments and foreign currency	$(14,900,619)
Change in unrealized appreciation (depreciation)
Investments (net of $25,060 increase in deferred country tax)	$56,806,139
Futures contracts	(79,144)
Translation of assets and liabilities in foreign currencies	(2,208,671)
Net unrealized gain (loss) on investments and foreign currency translation	$54,518,324
Net realized and unrealized gain (loss) on investments and foreign currency	$39,617,705
Change in net assets from operations	$64,618,781

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2016	2015
Change in net assets
From operations
Net investment income	$25,001,076	$20,399,335
Net realized gain (loss) on investments and foreign currency	(14,900,619)	50,960,207
Net unrealized gain (loss) on investments and foreign currency translation	54,518,324	(70,781,120)
Change in net assets from operations	$64,618,781	$578,422
Distributions declared to shareholders
From net investment income	$(10,030,672)	$(13,762,055)
From net realized gain on investments	(56,436,387)	(16,165,256)
Total distributions declared to shareholders	$(66,467,059)	$(29,927,311)
Change in net assets from fund share transactions	$370,776,475	$97,459,362
Total change in net assets	$368,928,197	$68,110,473
Net assets
At beginning of period	1,520,904,041	1,452,793,568
At end of period (including undistributed net investment income of $10,683,170 and $321,497, respectively)	$1,889,832,238	$1,520,904,041

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 10/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$16.49	$16.80	$16.32	$14.39	$13.52
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.25	$0.32	$0.24	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	0.40	(0.22)	0.55	1.91	0.92
Total from investment operations	$0.66	$0.03	$0.87	$2.15	$1.17
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.16)	$(0.32)	$(0.22)	$(0.30)
From net realized gain on investments	(0.62)	(0.18)	(0.07)	—	—
Total distributions declared to shareholders	$(0.73)	$(0.34)	$(0.39)	$(0.22)	$(0.30)
Net asset value, end of period (x)	$16.42	$16.49	$16.80	$16.32	$14.39
Total return (%) (r)(s)(t)(x)	4.21	0.20	5.41	15.13	8.81
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.27	1.28	1.27	1.28	1.30
Expenses after expense reductions (f)	1.12	1.13	1.17	1.22	1.25
Net investment income	1.59	1.51	1.93	1.60	1.80
Portfolio turnover	36	54	23	40	30
Net assets at end of period (000 omitted)	$823,267	$802,412	$772,769	$657,312	$509,475

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 10/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$16.82	$17.21	$16.70	$14.73	$13.83
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.13	$0.20	$0.13	$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	0.40	(0.22)	0.57	1.95	0.94
Total from investment operations	$0.54	$(0.09)	$0.77	$2.08	$1.09
Less distributions declared to shareholders
From net investment income	$(0.01)	$(0.12)	$(0.19)	$(0.11)	$(0.19)
From net realized gain on investments	(0.62)	(0.18)	(0.07)	—	—
Total distributions declared to shareholders	$(0.63)	$(0.30)	$(0.26)	$(0.11)	$(0.19)
Net asset value, end of period (x)	$16.73	$16.82	$17.21	$16.70	$14.73
Total return (%) (r)(s)(t)(x)	3.37	(0.53)	4.66	14.20	8.01
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.02	2.03	2.01	2.03	2.05
Expenses after expense reductions (f)	1.87	1.88	1.92	1.97	2.00
Net investment income	0.83	0.75	1.19	0.86	1.05
Portfolio turnover	36	54	23	40	30
Net assets at end of period (000 omitted)	$55,070	$60,197	$66,528	$64,457	$59,468

Class C	Years ended 10/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$16.60	$17.00	$16.50	$14.56	$13.67
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.13	$0.20	$0.13	$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	0.40	(0.23)	0.57	1.92	0.93
Total from investment operations	$0.54	$(0.10)	$0.77	$2.05	$1.08
Less distributions declared to shareholders
From net investment income	$(0.01)	$(0.12)	$(0.20)	$(0.11)	$(0.19)
From net realized gain on investments	(0.62)	(0.18)	(0.07)	—	—
Total distributions declared to shareholders	$(0.63)	$(0.30)	$(0.27)	$(0.11)	$(0.19)
Net asset value, end of period (x)	$16.51	$16.60	$17.00	$16.50	$14.56
Total return (%) (r)(s)(t)(x)	3.44	(0.59)	4.70	14.19	8.05
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.02	2.03	2.02	2.03	2.05
Expenses after expense reductions (f)	1.87	1.88	1.92	1.97	2.00
Net investment income	0.84	0.75	1.17	0.85	1.05
Portfolio turnover	36	54	23	40	30
Net assets at end of period (000 omitted)	$359,421	$323,241	$308,269	$245,944	$186,974

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 10/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$16.34	$16.65	$16.17	$14.27	$13.41
Income (loss) from investment operations
Net investment income (d)	$0.31	$0.29	$0.35	$0.28	$0.27
Net realized and unrealized gain (loss) on investments and foreign currency	0.38	(0.22)	0.56	1.88	0.92
Total from investment operations	$0.69	$0.07	$0.91	$2.16	$1.19
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.20)	$(0.36)	$(0.26)	$(0.33)
From net realized gain on investments	(0.62)	(0.18)	(0.07)	—	—
Total distributions declared to shareholders	$(0.77)	$(0.38)	$(0.43)	$(0.26)	$(0.33)
Net asset value, end of period (x)	$16.26	$16.34	$16.65	$16.17	$14.27
Total return (%) (r)(s)(x)	4.45	0.45	5.72	15.33	9.08
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.01	1.03	1.02	1.03	1.06
Expenses after expense reductions (f)	0.87	0.88	0.92	0.97	1.00
Net investment income	1.92	1.75	2.14	1.84	2.00
Portfolio turnover	36	54	23	40	30
Net assets at end of period (000 omitted)	$494,880	$212,571	$193,307	$108,175	$67,970

Class R1	Years ended 10/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$16.54	$16.93	$16.44	$14.50	$13.62
Income (loss) from investment operations
Net investment income (d)	$0.13	$0.13	$0.20	$0.13	$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	0.40	(0.23)	0.56	1.92	0.92
Total from investment operations	$0.53	$(0.10)	$0.76	$2.05	$1.07
Less distributions declared to shareholders
From net investment income	$(0.01)	$(0.11)	$(0.20)	$(0.11)	$(0.19)
From net realized gain on investments	(0.62)	(0.18)	(0.07)	—	—
Total distributions declared to shareholders	$(0.63)	$(0.29)	$(0.27)	$(0.11)	$(0.19)
Net asset value, end of period (x)	$16.44	$16.54	$16.93	$16.44	$14.50
Total return (%) (r)(s)(x)	3.39	(0.55)	4.63	14.26	8.01
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.02	2.03	2.01	2.03	2.05
Expenses after expense reductions (f)	1.87	1.88	1.92	1.97	2.00
Net investment income	0.81	0.75	1.18	0.87	1.05
Portfolio turnover	36	54	23	40	30
Net assets at end of period (000 omitted)	$2,875	$3,195	$3,518	$3,613	$3,124

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 10/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$16.35	$16.68	$16.20	$14.29	$13.43
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.21	$0.28	$0.21	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	0.38	(0.22)	0.55	1.88	0.92
Total from investment operations	$0.61	$(0.01)	$0.83	$2.09	$1.13
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.14)	$(0.28)	$(0.18)	$(0.27)
From net realized gain on investments	(0.62)	(0.18)	(0.07)	—	—
Total distributions declared to shareholders	$(0.70)	$(0.32)	$(0.35)	$(0.18)	$(0.27)
Net asset value, end of period (x)	$16.26	$16.35	$16.68	$16.20	$14.29
Total return (%) (r)(s)(x)	3.93	(0.03)	5.16	14.79	8.55
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.52	1.53	1.51	1.53	1.56
Expenses after expense reductions (f)	1.37	1.38	1.42	1.47	1.50
Net investment income	1.40	1.25	1.69	1.38	1.54
Portfolio turnover	36	54	23	40	30
Net assets at end of period (000 omitted)	$20,926	$11,577	$9,812	$10,528	$8,438

Class R3	Years ended 10/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$16.44	$16.75	$16.27	$14.35	$13.48
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.25	$0.32	$0.24	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	0.40	(0.22)	0.55	1.90	0.93
Total from investment operations	$0.66	$0.03	$0.87	$2.14	$1.17
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.16)	$(0.32)	$(0.22)	$(0.30)
From net realized gain on investments	(0.62)	(0.18)	(0.07)	—	—
Total distributions declared to shareholders	$(0.73)	$(0.34)	$(0.39)	$(0.22)	$(0.30)
Net asset value, end of period (x)	$16.37	$16.44	$16.75	$16.27	$14.35
Total return (%) (r)(s)(x)	4.23	0.19	5.42	15.10	8.84
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.27	1.27	1.27	1.28	1.31
Expenses after expense reductions (f)	1.12	1.13	1.17	1.22	1.25
Net investment income	1.62	1.50	1.93	1.59	1.77
Portfolio turnover	36	54	23	40	30
Net assets at end of period (000 omitted)	$15,157	$11,368	$13,576	$12,423	$9,575

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 10/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$16.51	$16.82	$16.33	$14.41	$13.52
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.29	$0.36	$0.27	$0.30
Net realized and unrealized gain (loss) on investments and foreign currency	0.41	(0.22)	0.56	1.91	0.90
Total from investment operations	$0.70	$0.07	$0.92	$2.18	$1.20
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.20)	$(0.36)	$(0.26)	$(0.31)
From net realized gain on investments	(0.62)	(0.18)	(0.07)	—	—
Total distributions declared to shareholders	$(0.77)	$(0.38)	$(0.43)	$(0.26)	$(0.31)
Net asset value, end of period (x)	$16.44	$16.51	$16.82	$16.33	$14.41
Total return (%) (r)(s)(x)	4.45	0.45	5.72	15.32	9.06
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	1.03	1.02	1.04	1.05
Expenses after expense reductions (f)	0.87	0.88	0.92	0.97	1.00
Net investment income	1.79	1.73	2.14	1.77	2.19
Portfolio turnover	36	54	23	40	30
Net assets at end of period (000 omitted)	$7,629	$10,758	$10,042	$7,938	$2,642

Class R6 (formerly Class R5)	Years ended 10/31
	2016	2015	2014	2013	2012 (i)
Net asset value, beginning of period	$16.34	$16.65	$16.18	$14.27	$13.29
Income (loss) from investment operations
Net investment income (d)	$0.31	$0.30	$0.37	$0.29	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	0.40	(0.21)	0.55	1.89	1.01
Total from investment operations	$0.71	$0.09	$0.92	$2.18	$1.08
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.22)	$(0.38)	$(0.27)	$(0.10)
From net realized gain on investments	(0.62)	(0.18)	(0.07)	—	—
Total distributions declared to shareholders	$(0.79)	$(0.40)	$(0.45)	$(0.27)	$(0.10)
Net asset value, end of period (x)	$16.26	$16.34	$16.65	$16.18	$14.27
Total return (%) (r)(s)(x)	4.54	0.56	5.73	15.49	8.16	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92	0.93	0.93	0.94	1.00	(a)
Expenses after expense reductions (f)	0.77	0.78	0.83	0.88	0.94	(a)
Net investment income	1.96	1.85	2.25	1.95	1.24	(a)
Portfolio turnover	36	54	23	40	30
Net assets at end of period (000 omitted)	$110,608	$85,585	$74,972	$61,383	$44,263

See Notes to Financial Statements

Financial Highlights – continued

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, June 1, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global Total Return Fund (the fund) is a diversified series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Notes to Financial Statements – continued

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the

Notes to Financial Statements – continued

type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts and forward foreign currency exchange contracts.

Notes to Financial Statements – continued

The following is a summary of the levels used as of October 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$596,795,797	$—	$—	$596,795,797
Japan	88,128,767	—	—	88,128,767
Switzerland	80,064,511	—	—	80,064,511
United Kingdom	71,390,481	—	—	71,390,481
France	50,276,381	—	—	50,276,381
Germany	46,577,917	—	—	46,577,917
Canada	26,112,966	—	—	26,112,966
Taiwan	25,181,686	—	—	25,181,686
Sweden	20,296,047	—	—	20,296,047
Other Countries	95,683,600	4,482,492	—	100,166,092
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	26,568,785	—	26,568,785
Non-U.S. Sovereign Debt	—	272,882,601	—	272,882,601
U.S. Corporate Bonds	—	174,110,295	—	174,110,295
Residential Mortgage-Backed Securities	—	55,906,611	—	55,906,611
Commercial Mortgage-Backed Securities	—	13,671,771	—	13,671,771
Asset-Backed Securities (including CDOs)	—	10,070,597	—	10,070,597
Foreign Bonds	—	72,191,193	—	72,191,193
Mutual Funds	159,501,647	—	—	159,501,647
Total Investments	$1,260,009,800	$629,884,345	$—	$1,889,894,145

Other Financial Instruments
Futures Contracts	$9,729	$—	$—	$9,729
Forward Foreign Currency Exchange Contracts	—	(2,842,541)	—	(2,842,541)

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $106,414,962 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for

Notes to Financial Statements – continued

foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2016 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$9,729	$—
Foreign Exchange	Forward Foreign Currency Exchange	1,923,989	(4,766,530)
Total		$1,933,718	$(4,766,530)

(a)	The value of futures contracts includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2016 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency
Interest Rate	$88,119	$—
Foreign Exchange	—	6,245,443
Total	$88,119	$6,245,443

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended October 31, 2016 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies
Interest Rate	$(79,144)	$—
Foreign Exchange	—	(2,161,460)
Total	$(79,144)	$(2,161,460)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage

Notes to Financial Statements – continued

of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least

Notes to Financial Statements – continued

equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. In the event of Borrower default, Chase will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, Chase assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, Chase is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At October 31, 2016, there were no securities on loan or collateral outstanding.

Dollar Roll Transactions – The fund enters into dollar roll transactions, with respect to mortgage-backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, in which the fund sells mortgage-backed securities to financial institutions and simultaneously agrees to purchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase in a dollar roll transaction the fund will not be entitled to receive interest and principal payments on the securities sold but is compensated by interest earned on the proceeds of the initial sale and by a lower purchase price on the securities to be repurchased which enhances the fund’s total return. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended October 31, 2016, is shown as a reduction of total expenses in the Statement of Operations.

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, passive foreign investment companies, wash sale loss deferrals, straddle loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/16	10/31/15
Ordinary income (including any short-term capital gains)	$10,031,811	$15,749,709
Long-term capital gains	56,435,248	14,177,602
Total distributions	$66,467,059	$29,927,311

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/16
Cost of investments	$1,665,920,659
Gross appreciation	271,277,268
Gross depreciation	(47,303,782)
Net unrealized appreciation (depreciation)	$223,973,486
Undistributed ordinary income	9,037,796
Capital loss carryforwards	(8,766,472)
Other temporary differences	(3,429,936)

Notes to Financial Statements – continued

As of October 31, 2016, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Long-Term	$(8,766,472)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 10/31/16	Year ended 10/31/15	Year ended 10/31/16	Year ended 10/31/15
Class A	$5,534,277	$7,466,123	$29,963,611	$8,677,069
Class B	33,230	443,853	2,167,765	706,492
Class C	252,900	2,153,590	11,886,137	3,382,639
Class I	2,984,240	2,348,470	7,835,313	2,158,677
Class R1	2,563	22,574	119,237	36,298
Class R2	76,649	80,980	473,698	106,492
Class R3	85,900	125,213	426,425	147,674
Class R4	74,022	127,731	356,376	120,086
Class R6 (formerly Class R5)	986,891	993,521	3,207,825	829,829
Total	$10,030,672	$13,762,055	$56,436,387	$16,165,256

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.84% of the fund’s average daily net assets.

The investment adviser has agreed in writing to reduce its management fee to 0.75% of average daily net assets in excess of $500 million up to $1.0 billion, 0.70% of average daily net asset in excess of $1.0 billion up to $2.5 billion, and 0.65% of average daily net assets in excess of $2.5 billion. This written agreement will terminate on February 27, 2017. For the year ended October 31, 2016, this management fee reduction amounted to $1,391,969, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended October 31, 2016, this management fee reduction amounted to $118,944, which is

Notes to Financial Statements – continued

included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2016 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets. Effective February 28, 2017, the management fee will be computed daily and paid monthly at an annual rate of 0.84% of average daily net assets up to $500 million, 0.75% of average daily net assets in excess of $500 million up to $1.0 billion, 0.70% of average daily net assets in excess of $1.0 billion up to $2.5 billion, and 0.65% of average daily net assets in excess of $2.5 billion.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6 (formerly Class R5)
1.13%	1.88%	1.88%	0.88%	1.88%	1.38%	1.13%	0.88%	0.82%

This written agreement terminated on July 31, 2016. For the period November 1, 2015 to July 31, 2016, this reduction amounted to $547,043, which is included in the reduction of total expenses in the Statement of Operations.

Effective August 1, 2016, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6 (formerly Class R5)
1.09%	1.84%	1.84%	0.84%	1.84%	1.34%	1.09%	0.84%	0.78%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2018. For the period August 1, 2016 to October 31, 2016, this reduction amounted to $394,307, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $568,409 for the year ended October 31, 2016, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$2,058,765
Class B	0.75%	0.25%	1.00%	1.00%	577,127
Class C	0.75%	0.25%	1.00%	1.00%	3,396,449
Class R1	0.75%	0.25%	1.00%	1.00%	31,380
Class R2	0.25%	0.25%	0.50%	0.50%	71,886
Class R3	—	0.25%	0.25%	0.25%	30,305
Total Distribution and Service Fees					$6,165,912

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2016 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended October 31, 2016, this rebate amounted to $26,168, $28, and $273 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2016, were as follows:

Amount
Class A	$8,441
Class B	174,939
Class C	38,553

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2016, the fee was $183,827, which equated to 0.0110% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2016, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,607,279.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these

Notes to Financial Statements – continued

services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2016 was equivalent to an annual effective rate of 0.0161% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $659 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended October 31, 2016. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $4,320 at October 31, 2016, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended October 31, 2016, the fee paid by the fund under this agreement was $3,534 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On March 16, 2016, MFS redeemed 2,903 shares of Class I for an aggregate amount of $45,756.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended October 31, 2016, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $5,944,958 and $1,743,750, respectively. The sales transactions resulted in net realized gains (losses) of $(199,378).

Notes to Financial Statements – continued

(4) Portfolio Securities

For the year ended October 31, 2016, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$84,221,029	$64,817,558
Investments (non-U.S. Government securities)	$745,123,130	$499,181,637

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/16		Year ended 10/31/15
	Shares	Amount	Shares	Amount
Shares sold
Class A	12,441,839	$201,091,421	11,238,180	$186,488,455
Class B	353,650	5,806,658	428,415	7,280,066
Class C	6,189,716	100,560,840	4,193,350	70,402,962
Class I	23,296,382	376,006,679	4,895,702	80,173,680
Class R1	29,493	475,109	54,975	920,851
Class R2	831,923	13,472,046	302,157	4,942,765
Class R3	401,819	6,527,476	85,386	1,406,637
Class R4	199,922	3,235,134	346,739	5,808,406
Class R6 (formerly Class R5)	2,288,714	36,707,972	1,291,577	20,909,579
	46,033,458	$743,883,335	22,836,481	$378,333,401

Shares issued to shareholders in reinvestment of distributions
Class A	2,168,882	$33,962,579	927,290	$15,271,456
Class B	118,225	1,882,154	56,900	961,604
Class C	595,702	9,360,000	253,649	4,230,876
Class I	545,741	8,527,092	210,928	3,431,052
Class R1	7,727	120,938	3,527	58,616
Class R2	17,927	278,047	7,339	120,068
Class R3	32,799	512,316	16,617	272,887
Class R4	22,955	359,803	12,858	211,337
Class R6 (formerly Class R5)	244,765	3,807,986	111,368	1,809,971
	3,754,723	$58,810,915	1,600,476	$26,367,867

Shares reacquired
Class A	(13,113,692)	$(213,125,586)	(9,515,346)	$(157,510,392)
Class B	(759,595)	(12,517,912)	(772,163)	(13,104,403)
Class C	(4,478,039)	(72,834,112)	(3,119,118)	(52,126,125)
Class I	(6,413,353)	(103,135,812)	(3,709,676)	(60,492,804)
Class R1	(55,519)	(889,507)	(73,134)	(1,226,782)
Class R2	(270,651)	(4,257,152)	(189,760)	(3,113,887)
Class R3	(200,270)	(3,180,871)	(221,285)	(3,628,042)
Class R4	(410,273)	(6,463,232)	(305,194)	(5,063,588)
Class R6 (formerly Class R5)	(968,238)	(15,513,591)	(668,618)	(10,975,883)
	(26,669,630)	$(431,917,775)	(18,574,294)	$(307,241,906)

Notes to Financial Statements – continued

	Year ended 10/31/16		Year ended 10/31/15
	Shares	Amount	Shares	Amount
Net change
Class A	1,497,029	$21,928,414	2,650,124	$44,249,519
Class B	(287,720)	(4,829,100)	(286,848)	(4,862,733)
Class C	2,307,379	37,086,728	1,327,881	22,507,713
Class I	17,428,770	281,397,959	1,396,954	23,111,928
Class R1	(18,299)	(293,460)	(14,632)	(247,315)
Class R2	579,199	9,492,941	119,736	1,948,946
Class R3	234,348	3,858,921	(119,282)	(1,948,518)
Class R4	(187,396)	(2,868,295)	54,403	956,155
Class R6 (formerly Class R5)	1,565,241	25,002,367	734,327	11,743,667
	23,118,551	$370,776,475	5,862,663	$97,459,362

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2016, the fund’s commitment fee and interest expense were $8,829 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	83,946,356	537,857,248	(462,301,957)	159,501,647

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$190	$—	$375,589	$159,501,647

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust VI and Shareholders of MFS Global Total Return Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Total Return Fund (the Fund) (one of the series constituting the MFS Series Trust VI) as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Total Return Fund (one of the series constituting the MFS Series Trust VI) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 19, 2016

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 55)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 75)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 75)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 75)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 48)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 56)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of December 1, 2016, the Trustees served as board members of 138 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Nevin Chitkara Pablo De La Mata Pilar Gomez-Bravo Steven Gorham Richard Hawkins Robert Persons Jonathan Sage Robert Spector Benjamin Stone Erik Weisman

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and

Board Review of Investment Advisory Agreement – continued

other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each

Board Review of Investment Advisory Agreement – continued

higher than the Broadridge expense group median. The Trustees also noted that MFS has agreed to further reduce the expense limitation for the Fund, which may not be changed without the Trustees’ approval.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that MFS has agreed in writing to reduce its advisory fee rate on the Fund’s average daily net assets over $500 million, $1 billion, and $2.5 billion, which may not be changed without the Trustees’ approval (the “management fee waiver rates”). They also noted that MFS has agreed to amend its contractual advisory fee rate schedule to reflect the existing management fee waiver rates effective as of February 28, 2017. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life

Board Review of Investment Advisory Agreement – continued

Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $62,079,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 87.04% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

October 31, 2016

MFS® UTILITIES FUND

MMU-ANN

MFS® UTILITIES FUND

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in the U.S. presidential election, most markets proved resilient in the wake of these events. U.S. shares quickly reversed post-Brexit declines and rallied to record highs during August. Global interest rates remain very low, with most central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of low inflation. Low interest rates continue to benefit risky assets such as equities, as investors are forced to accept greater risks in search of satisfactory returns in a low-return environment. U.S. investment-grade and high-yield bonds have benefited from low, and even negative, yields overseas.

Emblematic of the sluggish global growth environment is a pronounced slowdown in the growth of global trade. Despite the slowdown, emerging market equities have held up well, withstanding geopolitical shocks such as an attempted coup in Turkey and the impeachment and removal of the president of Brazil. The U.S. Federal Reserve’s go-slow approach to rate hikes and economic stimulus abroad have helped support markets.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

December 15, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Exelon Corp.	5.0%
NextEra Energy, Inc.	4.9%
Sempra Energy	3.7%
PPL Corp.	3.6%
EDP Renovaveis S.A.	3.0%
Charter Communications, Inc., “A”	2.8%
PG&E Corp.	2.8%
Enel S.p.A	2.6%
Exelon Corp., 6.5%	2.4%
Energias de Portugal S.A.	2.3%

Top five industries
Utilities - Electric Power	55.9%
Natural Gas - Pipeline	14.0%
Telephone Services	7.0%
Cable TV	6.1%
Natural Gas - Distribution	5.9%

Issuer country weightings (x)
United States	71.8%
Portugal	6.0%
Italy	2.6%
United Kingdom	2.5%
Canada	2.3%
France	1.9%
Sweden	1.8%
China	1.7%
Germany	1.4%
Other Countries	8.0%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of 10/31/16.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2016, Class A shares of the MFS Utilities Fund (“fund”) provided a total return of 4.91%, at net asset value. This compares with a return of 4.51% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of 17.11% for the fund’s other benchmark, the Standard & Poor’s 500 Utilities Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. The US Federal Reserve began its long-anticipated monetary tightening cycle in the middle of the period, but the tightening cycle has proved to be more gradual than initially anticipated. Globally, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory. During the second half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit”. While markets initially reacted to the vote with alarm, the spillover to European and EM was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge.

During much of the reporting period, US earnings headwinds expanded beyond the energy, materials and industrial sectors, to include most sectors of the market. Headwinds eased somewhat at the end of the period as stabilizing oil prices pushed energy earnings higher relative to expectations. The sharp rise in the US dollar also weighed on earnings early in the period, though the dollar largely stabilized late in the period. US consumer spending held up well during the second half of the period amid a modest increase in real wages and low gasoline prices. Demand for autos reached near-record territory before plateauing late in the period, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the high grade and high yield corporate markets.

Detractors from Performance

Stock selection in the electric power industry detracted from performance relative to the Standard & Poor’s 500 Utilities Index. Within this industry, the fund’s positions in energy companies Dynegy (b), Calpine (b), Energias de Portugal (b) (Portugal) and Enel (b) hampered relative results. Shares of Dynegy declined after the company reported adjusted earnings per share below market expectations largely attributable to major maintenance costs and significant plant outages which drove operating margins lower.

The fund’s out of benchmark exposure to the natural gas pipeline industry also dampened relative performance. Within this industry, holdings of pipeline operators Kinder Morgan (b), Energy Transfer Equity (h), Energy Transfer Partners (b) and Williams

3

Management Review – continued

Cos. (b) weighed on relative performance. Shares of Kinder Morgan fell as sales were negatively impacted by natural gas transport volumes which continued to decline. This also led the company to further reduce its earnings guidance by 5%.

Elsewhere, holdings of telecommunications company BT Group (b)(h) (United Kingdom) and natural gas and energy provider Engie (b) (France) also detracted from relative performance.

Contributors to Performance

Individual securities that aided relative performance included the fund’s underweight positions in electric and gas holding company Public Service Enterprise Group and integrated gas and electricity company Dominion Resources. Holdings of electricity generator and distributor CPFL Energia (h) (Brazil), cable services provider Charter Communications (b) and energy company Engie Brasil Energia (b) (Brazil) further supported relative performance. Shares of Charter Communications rose as the company reported solid results, the first since the closing of the Time Warner Cable and Bright House Networks acquisitions. The company also raised its synergy guidance. Not holding shares of electric power companies Teco Energy, Eversource Energy, Pepco Holdings and natural gas distributor AGL Resources contributed to relative performance. Additionally, an overweight position in utility service provider Exelon aided relative performance.

Respectfully,

Claud Davis	Maura Shaughnessy
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 10/31/16

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

5

Performance Summary – continued

Total Returns through 10/31/16

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	2/14/92	4.91%	7.89%	7.21%	N/A
B	9/07/93	4.15%	7.09%	6.41%	N/A
C	1/03/94	4.15%	7.09%	6.41%	N/A
I	1/02/97	5.20%	8.17%	7.48%	N/A
R1	4/01/05	4.17%	7.09%	6.41%	N/A
R2	10/31/03	4.66%	7.63%	6.93%	N/A
R3	4/01/05	4.91%	7.90%	7.20%	N/A
R4	4/01/05	5.21%	8.16%	7.47%	N/A
R6 (formerly Class R5)	6/01/12	5.30%	N/A	N/A	9.51%
Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		4.51%	13.57%	6.70%	N/A
Standard & Poor’s 500 Utilities Index (f)		17.11%	11.50%	7.43%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(1.13)%	6.62%	6.58%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		0.31%	6.78%	6.41%	N/A
C With CDSC (1% for 12 months) (v)		3.19%	7.09%	6.41%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definitions

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Standard & Poor’s 500 Utilities Index – a market capitalization-weighted index designed to measure the utilities sector, including those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

It is not possible to invest directly in an index.

6

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2016 through October 31, 2016

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2016 through October 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/16	Ending Account Value 10/31/16	Expenses Paid During Period (p) 5/01/16-10/31/16
A	Actual	0.97%	$1,000.00	$1,015.57	$4.91
	Hypothetical (h)	0.97%	$1,000.00	$1,020.26	$4.93
B	Actual	1.72%	$1,000.00	$1,011.75	$8.70
	Hypothetical (h)	1.72%	$1,000.00	$1,016.49	$8.72
C	Actual	1.72%	$1,000.00	$1,011.81	$8.70
	Hypothetical (h)	1.72%	$1,000.00	$1,016.49	$8.72
I	Actual	0.72%	$1,000.00	$1,016.78	$3.65
	Hypothetical (h)	0.72%	$1,000.00	$1,021.52	$3.66
R1	Actual	1.72%	$1,000.00	$1,011.87	$8.70
	Hypothetical (h)	1.72%	$1,000.00	$1,016.49	$8.72
R2	Actual	1.22%	$1,000.00	$1,014.33	$6.18
	Hypothetical (h)	1.22%	$1,000.00	$1,019.00	$6.19
R3	Actual	0.97%	$1,000.00	$1,015.03	$4.91
	Hypothetical (h)	0.97%	$1,000.00	$1,020.26	$4.93
R4	Actual	0.72%	$1,000.00	$1,016.82	$3.65
	Hypothetical (h)	0.72%	$1,000.00	$1,021.52	$3.66
R6 (formerly Class R5)	Actual	0.64%	$1,000.00	$1,016.63	$3.24
	Hypothetical (h)	0.64%	$1,000.00	$1,021.92	$3.25

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

9

PORTFOLIO OF INVESTMENTS

10/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 87.4%
Issuer	Shares/Par	Value ($)
Broadcasting - 0.4%
Grupo Televisa S.A., ADR	651,907	$15,991,279

Cable TV - 6.1%
Charter Communications, Inc., “A” (a)	490,568	$122,588,038
Comcast Corp., “A”	1,456,822	90,060,736
Liberty Global PLC LiLAC, “C” (a)	100,550	2,779,202
Liberty Global PLC, “C” (a)	616,462	19,603,492
NOS, SGPS, S.A.	4,109,918	27,304,581

		$262,336,049
Energy - Independent - 0.8%
Enable Midstream Partners LP	821,462	$12,091,921
Western Gas Equity Partners LP	541,450	23,076,599

		$35,168,520
Natural Gas - Distribution - 5.9%
China Resources Gas Group Ltd.	15,790,000	$49,575,659
Engie	2,686,137	38,731,264
Infraestructura Energetica Nova S.A.B. de C.V.	2,042,559	9,042,979
Sempra Energy	1,481,100	158,625,810

		$255,975,712
Natural Gas - Pipeline - 13.7%
Cheniere Energy, Inc. (a)	501,589	$18,909,905
Enbridge, Inc.	1,626,819	70,249,278
Energy Transfer Partners LP	2,254,472	78,861,431
Enterprise Products Partners LP	3,479,532	87,823,388
EQT GP Holdings LP	438,274	10,238,081
EQT Midstream Partners LP	719,568	53,874,056
JP Energy Partners LP	580,174	4,606,582
Plains All American Pipeline LP	402,629	12,223,816
Plains GP Holdings LP	2,500,871	31,410,940
SemGroup Corp., “A”	515,549	16,626,455
Shell Midstream Partners LP	767,376	20,818,911
Sunoco Logistics Partners LP	2,449,046	62,793,539
Tallgrass Energy GP LP	900,826	21,196,436
TransCanada Corp.	471,411	21,340,547
Williams Cos., Inc.	1,287,464	37,593,949
Williams Partners LP	1,132,537	40,567,475

		$589,134,789

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Telecommunications - Wireless - 4.6%
Advanced Info Service PLC	3,930,600	$17,239,720
American Tower Corp., REIT	565,267	66,243,640
KDDI Corp.	1,131,700	34,446,324
Mobile TeleSystems PJSC, ADR	2,981,186	22,984,944
SBA Communications Corp. (a)	304,760	34,523,213
Vodafone Group PLC	7,725,808	21,257,962

		$196,695,803
Telephone Services - 6.1%
Altice N.V., “A” (a)	1,170,777	$21,591,703
Bezeq - The Israel Telecommunication Corp. Ltd.	12,610,324	22,911,127
British Telecom Group, PLC	6,781,802	31,207,329
Com Hem Holding AB	8,517,633	76,763,044
France Telecom	283,930	4,472,668
Frontier Communications Corp.	554,036	2,227,225
Hellenic Telecommunications Organization S.A.	3,216,858	29,486,404
PT XL Axiata Tbk	88,883,125	14,986,425
Royal KPN N.V.	5,506,325	17,958,412
SFR Group S.A.	313,092	8,434,318
TDC A.S. (a)	4,767,552	26,308,151
TELUS Corp.	270,959	8,773,391

		$265,120,197
Utilities - Electric Power - 49.2%
AES Corp.	7,102,990	$83,602,192
Ameren Corp.	1,248,031	62,339,148
American Electric Power Co., Inc.	1,373,517	89,058,842
Avangrid, Inc.	1,016,205	40,048,639
Calpine Corp. (a)	7,986,664	95,041,302
China Longyuan Electric Power Group Corp.	32,988,000	25,223,078
Covanta Holding Corp.	1,697,026	25,455,390
Dominion Resources, Inc.	372,406	28,004,931
DTE Energy Co.	570,201	54,744,998
Dynegy, Inc. (a)(h)	5,578,948	59,415,796
Edison International	626,717	46,051,165
EDP Renovaveis S.A.	17,311,924	130,824,667
Enel S.p.A	26,378,830	113,512,852
Energias de Portugal S.A.	30,329,420	100,248,596
Energias do Brasil S.A.	2,159,646	10,385,516
Enersis Chile S.A., ADR	855,292	4,250,801
Engie Brasil Energia S.A.	1,612,200	20,480,799
Exelon Corp.	6,324,102	215,462,155
Great Plains Energy, Inc.	690,960	19,650,902

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Utilities - Electric Power - continued
Iberdrola S.A.	7,611,252	$51,877,758
Innogy SE (a)	778,722	30,923,912
NextEra Energy Partners LP	1,528,839	41,813,747
NextEra Energy, Inc.	1,647,751	210,912,128
NorthWestern Corp.	289,771	16,676,321
NRG Energy, Inc.	4,721,175	50,186,090
NRG Yield, Inc., “A” (h)	1,824,899	26,880,762
NRG Yield, Inc., “C”	1,643,381	25,308,067
NTPC Ltd.	2,037,500	4,608,182
PG&E Corp.	1,966,564	122,162,956
PPL Corp.	4,515,636	155,066,940
Public Service Enterprise Group, Inc.	837,131	35,226,472
RWE AG (a)	1,947,238	30,909,414
Southern Co.	615,187	31,725,194
SSE PLC	2,717,774	52,925,495
Transmissora Alianca de Energia Eletrica S.A., IEU	1,120,860	7,286,292

		$2,118,291,499
Utilities - Water - 0.6%
Suez Environnement	1,474,603	$23,350,403
Veolia Environnement S.A.	207,367	4,525,426

		$27,875,829
Total Common Stocks (Identified Cost, $3,535,146,128)		$3,766,589,677

Convertible Preferred Stocks - 8.9%
Energy - Independent - 0.8%
Anadarko Petroleum Corp., 7.5%	801,720	$33,792,498

Natural Gas - Pipeline - 0.3%
Kinder Morgan, Inc., 1.544% (l)	288,197	$13,271,472

Telecommunications - Wireless - 0.5%
American Tower Corp., 5.5%	208,311	$22,862,132

Telephone Services - 0.9%
Frontier Communications Corp., 11.125%	446,270	$37,268,008

Utilities - Electric Power - 6.4%
Dominion Resources, Inc., 6.75%	446,625	$22,532,231
Dominion Resources, Inc. , 6.375%	667,786	33,542,891
Dynegy, Inc., 5.02% (h)	166,319	12,434,008
Dynegy, Inc., 5.375% (h)	575,738	23,144,668

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Convertible Preferred Stocks - continued
Utilities - Electric Power - continued
Exelon Corp., 6.5%	2,189,595	$104,443,682
Great Plains Energy, Inc., 7%	287,990	15,260,590
NextEra Energy, Inc., 6.123%	751,230	38,124,923
NextEra Energy, Inc., 6.371%	423,557	25,849,684

		$275,332,677
Total Convertible Preferred Stocks (Identified Cost, $420,780,935)		$382,526,787

Preferred Stocks - 0.3%
Utilities - Electric Power - 0.3%
Companhia Paranaense de Energia (Identified Cost, $13,113,466)	1,096,300	$12,553,185

Money Market Funds - 2.8%
MFS Institutional Money Market Portfolio, 0.44% (v) (Identified Cost, $121,487,367)	121,487,367	$121,487,367

Collateral for Securities Loaned - 0.1%
JPMorgan U.S. Government Money Market Fund, 0.32% (j) (Identified Cost, $3,714,500)	3,714,500	$3,714,500
Total Investments (Identified Cost, $4,094,242,396)		$4,286,871,516

Other Assets, Less Liabilities - 0.5%		20,940,576
Net Assets - 100.0%		$4,307,812,092

(a)	Non-income producing security.
(h)	Affiliated issuers are those in which the fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer.
(j)	The rate quoted is the annualized one-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
IEU	International Equity Unit
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

13

Portfolio of Investments – continued

Derivative Contracts at 10/31/16

Forward Foreign Currency Exchange Contracts at 10/31/16

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	CAD	Merrill Lynch International	91,036,073	12/09/16	$69,007,953	$67,889,332	$1,118,621
BUY	EUR	Barclays Bank PLC	833,641	12/09/16	915,761	916,597	836
BUY	EUR	BNP Paribas S.A.	403,330	12/09/16	442,130	443,465	1,335
BUY	EUR	JPMorgan Chase Bank	2,615,673	12/09/16	2,851,136	2,875,960	24,824
SELL	EUR	Barclays Bank PLC	1,269,243	12/09/16	1,429,650	1,395,546	34,104
SELL	EUR	BNP Paribas S.A.	3,938,196	12/09/16	4,431,730	4,330,088	101,642
SELL	EUR	Citibank N.A.	1,483,812	12/09/16	1,669,968	1,631,467	38,501
SELL	EUR	Deutsche Bank AG	75,326,407	12/15/16	84,784,014	82,850,961	1,933,053
SELL	EUR	Goldman Sachs International	46,303,497	12/09/16	52,027,631	50,911,188	1,116,443
SELL	EUR	HBSC Bank	6,690,499	12/09/16	7,443,988	7,356,275	87,713
SELL	EUR	JPMorgan Chase Bank	173,997,706	12/09/16	196,107,288	191,312,330	4,794,958
SELL	EUR	Merrill Lynch International	10,706,711	12/09/16	11,782,756	11,772,142	10,614
SELL	EUR	Morgan Stanley Capital Services	30,818,977	12/09/16	34,270,944	33,885,793	385,151
SELL	EUR	UBS AG	33,883,410	12/09/16	38,244,205	37,255,170	989,035
SELL	GBP	Barclays Bank PLC	1,492,516	12/09/16	1,937,933	1,828,321	109,612
SELL	GBP	Merrill Lynch International	62,322,579	12/09/16	81,123,744	76,344,658	4,779,086

							$15,525,528

Liability Derivatives
BUY	CAD	HBSC Bank	10,068,861	12/09/16	$7,669,634	$7,508,762	$(160,872)
BUY	CAD	Merrill Lynch International	14,423	12/09/16	10,946	10,756	(190)
BUY	EUR	Barclays Bank PLC	66,464	12/09/16	74,166	73,078	(1,088)

14

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 10/31/16 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
BUY	EUR	BNP Paribas S.A.	2,052,870	12/09/16	$2,296,873	$2,257,153	$(39,720)
BUY	EUR	Goldman Sachs International	2,611,662	12/09/16	2,877,015	2,871,550	(5,465)
SELL	EUR	JPMorgan Chase Bank	2,575,508	12/09/16	2,823,892	2,831,798	(7,906)
BUY	GBP	Barclays Bank PLC	4,539,534	12/09/16	5,659,564	5,560,893	(98,671)
BUY	GBP	JPMorgan Chase Bank	3,035,838	12/09/16	3,870,571	3,718,877	(151,694)

							$(465,606)

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $3,715,713,442)	$4,043,508,915
Underlying affiliated funds, at value (identified cost, $121,487,367)	121,487,367
Other affiliated issuers, at value (identified cost, $257,041,587)	121,875,234
Total investments, at value, including $3,601,110 of securities on loan (identified cost, $4,094,242,396)	$4,286,871,516
Foreign currency, at value (identified cost, $168,788)	168,788
Receivables for
Forward foreign currency exchange contracts	15,525,528
Investments sold	26,561,324
Fund shares sold	6,010,139
Interest and dividends	6,270,908
Other assets	2
Total assets	$4,341,408,205
Liabilities
Payables for
Distributions	$683,179
Forward foreign currency exchange contracts	465,606
Investments purchased	10,863,659
Fund shares reacquired	15,495,030
Collateral for securities loaned, at value	3,714,500
Payable to affiliates
Investment adviser	281,352
Shareholder servicing costs	1,498,770
Distribution and service fees	180,154
Payable for independent Trustees’ compensation	10,694
Deferred country tax expense payable	19,125
Accrued expenses and other liabilities	384,044
Total liabilities	$33,596,113
Net assets	$4,307,812,092
Net assets consist of
Paid-in capital	$4,142,140,296
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $19,125 deferred country tax)	207,637,522
Accumulated net realized gain (loss) on investments and foreign currency	(84,175,418)
Undistributed net investment income	42,209,692
Net assets	$4,307,812,092
Shares of beneficial interest outstanding	233,117,218

16

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$2,431,147,170	131,473,254	$18.49
Class B	198,511,941	10,788,280	18.40
Class C	757,085,829	41,149,098	18.40
Class I	508,566,239	27,402,005	18.56
Class R1	10,305,138	561,122	18.37
Class R2	92,122,760	4,995,383	18.44
Class R3	128,050,887	6,928,328	18.48
Class R4	89,124,374	4,815,711	18.51
Class R6 (formerly Class R5)	92,897,754	5,004,037	18.56

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $19.62 [100 / 94.25 x $18.49]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/16

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$217,852,607
Interest	1,844,788
Dividends from underlying affiliated funds	375,510
Dividends from other affiliated issuers	4,690,194
Foreign taxes withheld	(3,670,410)
Total investment income	$221,092,689
Expenses
Management fee	$26,538,939
Distribution and service fees	17,918,242
Shareholder servicing costs	5,463,599
Administrative services fee	629,811
Independent Trustees’ compensation	61,678
Custodian fee	432,261
Shareholder communications	293,823
Audit and tax fees	71,254
Legal fees	44,803
Miscellaneous	314,355
Total expenses	$51,768,765
Fees paid indirectly	(14,493)
Reduction of expenses by investment adviser and distributor	(47,563)
Net expenses	$51,706,709
Net investment income	$169,385,980
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$(81,039,278)
Underlying affiliated funds	249
Other affiliated issuers	(4,011,747)
Foreign currency	19,520,241
Net realized gain (loss) on investments and foreign currency	$(65,530,535)
Change in unrealized appreciation (depreciation)
Investments (net of $19,125 increase in deferred country tax)	$61,665,514
Translation of assets and liabilities in foreign currencies	7,041,730
Net unrealized gain (loss) on investments and foreign currency translation	$68,707,244
Net realized and unrealized gain (loss) on investments and foreign currency	$3,176,709
Change in net assets from operations	$172,562,689

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2016	2015
Change in net assets
From operations
Net investment income	$169,385,980	$118,509,792
Net realized gain (loss) on investments and foreign currency	(65,530,535)	310,930,616
Net unrealized gain (loss) on investments and foreign currency translation	68,707,244	(1,072,466,684)
Change in net assets from operations	$172,562,689	$(643,026,276)
Distributions declared to shareholders
From net investment income	$(109,125,190)	$(125,992,867)
From net realized gain on investments	(271,621,262)	(374,616,272)
Total distributions declared to shareholders	$(380,746,452)	$(500,609,139)
Change in net assets from fund share transactions	$(679,128,254)	$(125,518,489)
Total change in net assets	$(887,312,017)	$(1,269,153,904)
Net assets
At beginning of period	5,195,124,109	6,464,278,013
At end of period (including undistributed net investment income of $42,209,692 and accumulated distributions in excess of net investment income of $3,451,594, respectively)	$4,307,812,092	$5,195,124,109

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 10/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$19.25	$23.34	$21.80	$18.61	$17.11
Income (loss) from investment operations
Net investment income (d)	$0.70	$0.45	$0.66	$0.60	$0.51
Net realized and unrealized gain (loss) on investments and foreign currency	0.07	(2.73)	2.42	3.17	1.53
Total from investment operations	$0.77	$(2.28)	$3.08	$3.77	$2.04
Less distributions declared to shareholders
From net investment income	$(0.46)	$(0.47)	$(0.64)	$(0.57)	$(0.54)
From net realized gain on investments	(1.07)	(1.34)	(0.90)	(0.01)	—
Total distributions declared to shareholders	$(1.53)	$(1.81)	$(1.54)	$(0.58)	$(0.54)
Net asset value, end of period (x)	$18.49	$19.25	$23.34	$21.80	$18.61
Total return (%) (r)(s)(t)(x)	4.91	(10.42)	14.99	20.59	12.17
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	0.99	0.97	1.01	1.02
Expenses after expense reductions (f)	0.99	0.99	0.97	1.01	1.02
Net investment income	3.85	2.10	2.97	2.97	2.90
Portfolio turnover	27	45	46	54	46
Net assets at end of period (000 omitted)	$2,431,147	$2,926,491	$3,597,063	$3,242,884	$2,699,649

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Years ended 10/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$19.16	$23.24	$21.71	$18.55	$17.05
Income (loss) from investment operations
Net investment income (d)	$0.55	$0.28	$0.49	$0.44	$0.37
Net realized and unrealized gain (loss) on investments and foreign currency	0.08	(2.71)	2.41	3.15	1.54
Total from investment operations	$0.63	$(2.43)	$2.90	$3.59	$1.91
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.31)	$(0.47)	$(0.42)	$(0.41)
From net realized gain on investments	(1.07)	(1.34)	(0.90)	(0.01)	—
Total distributions declared to shareholders	$(1.39)	$(1.65)	$(1.37)	$(0.43)	$(0.41)
Net asset value, end of period (x)	$18.40	$19.16	$23.24	$21.71	$18.55
Total return (%) (r)(s)(t)(x)	4.15	(11.09)	14.15	19.60	11.39
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.74	1.72	1.76	1.77
Expenses after expense reductions (f)	1.75	1.74	1.72	1.76	1.77
Net investment income	3.05	1.34	2.23	2.21	2.14
Portfolio turnover	27	45	46	54	46
Net assets at end of period (000 omitted)	$198,512	$260,079	$332,141	$305,988	$265,748

Class C	Years ended 10/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$19.16	$23.24	$21.71	$18.55	$17.05
Income (loss) from investment operations
Net investment income (d)	$0.56	$0.29	$0.49	$0.44	$0.38
Net realized and unrealized gain (loss) on investments and foreign currency	0.07	(2.72)	2.41	3.15	1.53
Total from investment operations	$0.63	$(2.43)	$2.90	$3.59	$1.91
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.31)	$(0.47)	$(0.42)	$(0.41)
From net realized gain on investments	(1.07)	(1.34)	(0.90)	(0.01)	—
Total distributions declared to shareholders	$(1.39)	$(1.65)	$(1.37)	$(0.43)	$(0.41)
Net asset value, end of period (x)	$18.40	$19.16	$23.24	$21.71	$18.55
Total return (%) (r)(s)(t)(x)	4.15	(11.09)	14.16	19.61	11.40
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.74	1.72	1.76	1.77
Expenses after expense reductions (f)	1.75	1.74	1.72	1.76	1.77
Net investment income	3.09	1.35	2.21	2.21	2.15
Portfolio turnover	27	45	46	54	46
Net assets at end of period (000 omitted)	$757,086	$945,033	$1,145,572	$917,978	$739,959

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Years ended 10/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$19.31	$23.41	$21.86	$18.67	$17.15
Income (loss) from investment operations
Net investment income (d)	$0.76	$0.50	$0.71	$0.65	$0.57
Net realized and unrealized gain (loss) on investments and foreign currency	0.06	(2.73)	2.44	3.17	1.53
Total from investment operations	$0.82	$(2.23)	$3.15	$3.82	$2.10
Less distributions declared to shareholders
From net investment income	$(0.50)	$(0.53)	$(0.70)	$(0.62)	$(0.58)
From net realized gain on investments	(1.07)	(1.34)	(0.90)	(0.01)	—
Total distributions declared to shareholders	$(1.57)	$(1.87)	$(1.60)	$(0.63)	$(0.58)
Net asset value, end of period (x)	$18.56	$19.31	$23.41	$21.86	$18.67
Total return (%) (r)(s)(x)	5.20	(10.20)	15.28	20.82	12.54
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.75	0.74	0.72	0.76	0.77
Expenses after expense reductions (f)	0.75	0.74	0.72	0.76	0.77
Net investment income	4.18	2.33	3.14	3.21	3.22
Portfolio turnover	27	45	46	54	46
Net assets at end of period (000 omitted)	$508,566	$636,784	$864,695	$566,374	$462,849

Class R1	Years ended 10/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$19.13	$23.21	$21.68	$18.52	$17.03
Income (loss) from investment operations
Net investment income (d)	$0.56	$0.29	$0.49	$0.44	$0.37
Net realized and unrealized gain (loss) on investments and foreign currency	0.08	(2.72)	2.41	3.15	1.53
Total from investment operations	$0.64	$(2.43)	$2.90	$3.59	$1.90
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.31)	$(0.47)	$(0.42)	$(0.41)
From net realized gain on investments	(1.07)	(1.34)	(0.90)	(0.01)	—
Total distributions declared to shareholders	$(1.40)	$(1.65)	$(1.37)	$(0.43)	$(0.41)
Net asset value, end of period (x)	$18.37	$19.13	$23.21	$21.68	$18.52
Total return (%) (r)(s)(x)	4.17	(11.11)	14.18	19.63	11.35
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.74	1.72	1.76	1.77
Expenses after expense reductions (f)	1.75	1.74	1.72	1.76	1.77
Net investment income	3.14	1.34	2.21	2.22	2.15
Portfolio turnover	27	45	46	54	46
Net assets at end of period (000 omitted)	$10,305	$10,865	$14,177	$12,041	$12,092

See Notes to Financial Statements

22

Financial Highlights – continued

Class R2	Years ended 10/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$19.20	$23.29	$21.75	$18.58	$17.07
Income (loss) from investment operations
Net investment income (d)	$0.65	$0.39	$0.60	$0.54	$0.46
Net realized and unrealized gain (loss) on investments and foreign currency	0.07	(2.72)	2.42	3.16	1.55
Total from investment operations	$0.72	$(2.33)	$3.02	$3.70	$2.01
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.42)	$(0.58)	$(0.52)	$(0.50)
From net realized gain on investments	(1.07)	(1.34)	(0.90)	(0.01)	—
Total distributions declared to shareholders	$(1.48)	$(1.76)	$(1.48)	$(0.53)	$(0.50)
Net asset value, end of period (x)	$18.44	$19.20	$23.29	$21.75	$18.58
Total return (%) (r)(s)(x)	4.66	(10.66)	14.74	20.22	11.99
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.25	1.24	1.22	1.26	1.27
Expenses after expense reductions (f)	1.25	1.24	1.22	1.26	1.27
Net investment income	3.61	1.84	2.69	2.71	2.65
Portfolio turnover	27	45	46	54	46
Net assets at end of period (000 omitted)	$92,123	$104,858	$137,813	$116,355	$116,173

Class R3	Years ended 10/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$19.24	$23.33	$21.79	$18.59	$17.09
Income (loss) from investment operations
Net investment income (d)	$0.71	$0.45	$0.65	$0.52	$0.51
Net realized and unrealized gain (loss) on investments and foreign currency	0.06	(2.73)	2.43	3.25	1.53
Total from investment operations	$0.77	$(2.28)	$3.08	$3.77	$2.04
Less distributions declared to shareholders
From net investment income	$(0.46)	$(0.47)	$(0.64)	$(0.56)	$(0.54)
From net realized gain on investments	(1.07)	(1.34)	(0.90)	(0.01)	—
Total distributions declared to shareholders	$(1.53)	$(1.81)	$(1.54)	$(0.57)	$(0.54)
Net asset value, end of period (x)	$18.48	$19.24	$23.33	$21.79	$18.59
Total return (%) (r)(s)(x)	4.91	(10.42)	15.00	20.61	12.19
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.99	0.99	0.97	1.00	1.02
Expenses after expense reductions (f)	0.99	0.99	0.97	1.00	1.02
Net investment income	3.91	2.09	2.93	2.67	2.90
Portfolio turnover	27	45	46	54	46
Net assets at end of period (000 omitted)	$128,051	$134,801	$177,562	$135,710	$364,245

See Notes to Financial Statements

23

Financial Highlights – continued

Class R4	Years ended 10/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$19.26	$23.35	$21.81	$18.63	$17.12
Income (loss) from investment operations
Net investment income (d)	$0.74	$0.50	$0.71	$0.65	$0.56
Net realized and unrealized gain (loss) on investments and foreign currency	0.08	(2.72)	2.43	3.16	1.53
Total from investment operations	$0.82	$(2.22)	$3.14	$3.81	$2.09
Less distributions declared to shareholders
From net investment income	$(0.50)	$(0.53)	$(0.70)	$(0.62)	$(0.58)
From net realized gain on investments	(1.07)	(1.34)	(0.90)	(0.01)	—
Total distributions declared to shareholders	$(1.57)	$(1.87)	$(1.60)	$(0.63)	$(0.58)
Net asset value, end of period (x)	$18.51	$19.26	$23.35	$21.81	$18.63
Total return (%) (r)(s)(x)	5.21	(10.19)	15.26	20.82	12.50
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.74	0.74	0.72	0.76	0.77
Expenses after expense reductions (f)	0.74	0.74	0.72	0.76	0.77
Net investment income	4.11	2.33	3.19	3.22	3.17
Portfolio turnover	27	45	46	54	46
Net assets at end of period (000 omitted)	$89,124	$100,251	$144,910	$108,572	$73,570

Class R6 (formerly Class R5)	Years ended 10/31
	2016	2015	2014	2013	2012 (i)
Net asset value, beginning of period	$19.31	$23.42	$21.86	$18.67	$16.71
Income (loss) from investment operations
Net investment income (d)	$0.78	$0.53	$0.62	$0.72	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	0.06	(2.75)	2.55	3.12	1.96	(g)
Total from investment operations	$0.84	$(2.22)	$3.17	$3.84	$2.18
Less distributions declared to shareholders
From net investment income	$(0.52)	$(0.55)	$(0.71)	$(0.64)	$(0.22)
From net realized gain on investments	(1.07)	(1.34)	(0.90)	(0.01)	—
Total distributions declared to shareholders	$(1.59)	$(1.89)	$(1.61)	$(0.65)	$(0.22)
Net asset value, end of period (x)	$18.56	$19.31	$23.42	$21.86	$18.67
Total return (%) (r)(s)(x)	5.30	(10.15)	15.42	20.95	13.11	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.65	0.63	0.63	0.65	0.71	(a)
Expenses after expense reductions (f)	0.65	0.63	0.63	0.65	0.71	(a)
Net investment income	4.31	2.48	2.71	3.48	2.93	(a)
Portfolio turnover	27	45	46	54	46
Net assets at end of period (000 omitted)	$92,898	$75,962	$50,344	$2,492	$283

See Notes to Financial Statements

24

Financial Highlights – continued

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, June 1, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

25

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Utilities Fund (the fund) is a diversified series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the utility industry. Issuers in a single industry can react similarly to market, economic, political and regulatory conditions and developments. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

26

Notes to Financial Statements – continued

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from

27

Notes to Financial Statements – continued

quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of October 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$2,934,291,755	$12,434,008	$—	$2,946,725,763
Portugal	258,377,844	—	—	258,377,844
Italy	113,512,852	—	—	113,512,852
United Kingdom	105,390,786	—	—	105,390,786
Canada	100,363,216	—	—	100,363,216
France	79,514,078	—	—	79,514,078
Sweden	76,763,044	—	—	76,763,044
China	74,798,736	—	—	74,798,736
Germany	61,833,325	—	—	61,833,325
Other Countries	327,150,285	17,239,720	—	344,390,005
Mutual Funds	125,201,867	—	—	125,201,867
Total Investments	$4,257,197,788	$29,673,728	$—	$4,286,871,516

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$15,059,922	$—	$15,059,922

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $109,245,064 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

28

Notes to Financial Statements – continued

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2016 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$15,525,528	$(465,606)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2016 as reported in the Statement of Operations:

Risk	Foreign Currency
Foreign Exchange	$20,330,531

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended October 31, 2016 as reported in the Statement of Operations:

Risk	Translation of Assets and Liabilities in Foreign Currencies
Foreign Exchange	$6,482,589

29

Notes to Financial Statements – continued

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the

30

Notes to Financial Statements – continued

terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. In the event of Borrower default, Chase will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, Chase assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, Chase is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $3,601,110. The fair value of the fund’s investment securities on loan and a related liability of $3,714,500 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

31

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended October 31, 2016, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, derivative transactions, and partnership adjustments.

32

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/16	10/31/15
Ordinary income (including any short-term capital gains)	$112,449,974	$197,578,192
Long-term capital gains	268,296,478	303,030,947
Total distributions	$380,746,452	$500,609,139

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/16
Cost of investments	$4,106,931,280
Gross appreciation	646,662,536
Gross depreciation	(466,722,300)
Net unrealized appreciation (depreciation)	$179,940,236
Undistributed ordinary income	54,504,064
Capital loss carryforwards	(53,537,271)
Other temporary differences	(15,235,233)

As of October 31, 2016, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(53,537,271)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares

33

Notes to Financial Statements – continued

approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 10/31/16	Year ended 10/31/15	Year ended 10/31/16	Year ended 10/31/15
Class A	$65,828,401	$75,204,473	$154,785,763	$207,683,990
Class B	4,130,970	4,510,482	13,994,855	19,290,935
Class C	14,786,360	16,135,535	49,747,414	67,087,364
Class I	13,542,032	19,312,693	29,518,128	50,632,928
Class R1	193,047	194,561	607,802	820,157
Class R2	2,262,198	2,511,681	5,814,941	7,915,133
Class R3	3,256,213	3,714,491	7,116,727	10,555,365
Class R4	2,625,833	2,998,822	5,454,803	7,669,394
Class R6 (formerly Class R5)	2,500,136	1,410,129	4,580,829	2,961,006
Total	$109,125,190	$125,992,867	$271,621,262	$374,616,272

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $3 billion of average daily net assets	0.60%
Average daily net assets in excess of $3 billion	0.55%

The investment adviser has agreed in writing to reduce its management fee to 0.50% of average daily net assets in excess of $10 billion. This written agreement will terminate on February 27, 2017. For the year ended October 31, 2016, the fund’s average daily net assets did not exceed $10 billion and therefore, the management fee was not reduced in accordance with this agreement. The management fee incurred for the year ended October 31, 2016 was equivalent to an annual effective rate of 0.58% of the fund’s average daily net assets. Effective February 28, 2017, the management fee will be computed daily and paid monthly at an annual rate of 0.60% of average daily net assets up to $3 billion, 0.55% of average daily net assets in excess of $3 billion up to $10 billion, and 0.50% of average daily net assets in excess of $10 billion.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $525,461 for the year ended October 31, 2016, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of

34

Notes to Financial Statements – continued

certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$6,493,950
Class B	0.75%	0.25%	1.00%	1.00%	2,303,098
Class C	0.75%	0.25%	1.00%	1.00%	8,203,232
Class R1	0.75%	0.25%	1.00%	1.00%	105,924
Class R2	0.25%	0.25%	0.50%	0.50%	492,098
Class R3	—	0.25%	0.25%	0.25%	319,940
Total Distribution and Service Fees					$17,918,242

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2016 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended October 31, 2016, this rebate amounted to $43,466, $1,511, $2,213, and $373 for Class A, Class B, Class C, and Class R3, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2016, were as follows:

Amount
Class A	$12,015
Class B	313,346
Class C	58,922

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2016, the fee was $586,486, which equated to 0.0129% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2016, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $4,877,113.

35

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2016 was equivalent to an annual effective rate of 0.0138% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $847 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended October 31, 2016. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $4,275 at October 31, 2016, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended October 31, 2016, the fee paid by the fund under this agreement was $10,366 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On March 16, 2016, MFS purchased 98,756 shares of Class I for an aggregate amount of $1,751,936.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year

36

Notes to Financial Statements – continued

ended October 31, 2016, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $1,971,402 and $2,970,735, respectively. The sales transactions resulted in net realized gains (losses) of $(125,686).

(4) Portfolio Securities

For the year ended October 31, 2016, purchases and sales of investments, other than short-term obligations, aggregated $1,201,067,363 and $2,206,892,649, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/16		Year ended 10/31/15
	Shares	Amount	Shares	Amount
Shares sold
Class A	17,786,980	$317,732,046	25,803,877	$555,465,201
Class B	853,191	15,042,902	1,441,375	30,989,340
Class C	3,378,411	59,417,580	7,261,261	156,331,747
Class I	11,754,843	215,115,235	10,100,741	218,131,807
Class R1	166,413	2,972,152	164,715	3,524,106
Class R2	1,436,909	25,801,987	1,485,175	31,834,170
Class R3	2,176,048	39,313,698	1,948,433	42,149,633
Class R4	1,988,114	36,111,425	1,377,725	29,743,951
Class R6 (formerly Class R5)	2,208,898	39,706,478	2,538,228	51,554,421
	41,749,807	$751,213,503	52,121,530	$1,119,724,376

Shares issued to shareholders in reinvestment of distributions
Class A	12,397,367	$209,777,837	12,445,735	$267,078,297
Class B	955,736	15,971,548	974,233	20,842,681
Class C	3,253,023	54,384,726	3,197,575	68,387,746
Class I	2,035,049	34,648,447	2,547,996	54,864,140
Class R1	47,904	800,808	47,512	1,014,715
Class R2	459,216	7,736,453	467,402	10,012,338
Class R3	612,011	10,370,428	664,931	14,268,909
Class R4	447,306	7,598,567	472,061	10,140,977
Class R6 (formerly Class R5)	288,871	4,939,804	197,992	4,255,830
	20,496,483	$346,228,618	21,015,437	$450,865,633

37

Notes to Financial Statements – continued

	Year ended 10/31/16		Year ended 10/31/15
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(50,768,874)	$(910,512,997)	(40,311,984)	$(853,971,787)
Class B	(4,594,577)	(83,055,368)	(3,132,064)	(66,365,346)
Class C	(14,808,103)	(264,263,094)	(10,422,394)	(219,108,429)
Class I	(19,364,733)	(343,188,191)	(16,607,107)	(350,526,238)
Class R1	(221,186)	(3,976,596)	(255,137)	(5,349,575)
Class R2	(2,362,413)	(42,491,242)	(2,409,003)	(50,972,442)
Class R3	(2,867,208)	(51,830,199)	(3,217,057)	(67,758,216)
Class R4	(2,824,947)	(51,257,876)	(2,849,281)	(61,754,233)
Class R6 (formerly Class R5)	(1,426,694)	(25,994,812)	(953,112)	(20,302,232)
	(99,238,735)	$(1,776,570,375)	(80,157,139)	$(1,696,108,498)

Net change
Class A	(20,584,527)	$(383,003,114)	(2,062,372)	$(31,428,289)
Class B	(2,785,650)	(52,040,918)	(716,456)	(14,533,325)
Class C	(8,176,669)	(150,460,788)	36,442	5,611,064
Class I	(5,574,841)	(93,424,509)	(3,958,370)	(77,530,291)
Class R1	(6,869)	(203,636)	(42,910)	(810,754)
Class R2	(466,288)	(8,952,802)	(456,426)	(9,125,934)
Class R3	(79,149)	(2,146,073)	(603,693)	(11,339,674)
Class R4	(389,527)	(7,547,884)	(999,495)	(21,869,305)
Class R6 (formerly Class R5)	1,071,075	18,651,470	1,783,108	35,508,019
	(36,992,445)	$(679,128,254)	(7,020,172)	$(125,518,489)

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2016, the fund’s commitment fee and interest expense were $24,550 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

38

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	6,177	873,559,786	(752,078,596)	121,487,367

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$249	$—	$375,510	$121,487,367

Other Affiliated Issuers	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
Dynegy, Inc.	6,436,529	175,403	(290,927)	6,321,005
NRG Yield, Inc., “A”	968,611	856,288	—	1,824,899

Other Affiliated Issuers	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
Dynegy, Inc.	$(4,011,747)	$—	$3,407,388	$94,994,472
NRG Yield, Inc., “A”	—	—	1,282,806	26,880,762
	$(4,011,747)	$—	$4,690,194	$121,875,234

39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust VI and Shareholders of MFS Utilities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Utilities Fund (the Fund) (one of the series constituting the MFS Series Trust VI) as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Utilities Fund (one of the series constituting the MFS Series Trust VI) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 19, 2016

40

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 55)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 75)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 75)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 75)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 48)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 56)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

44

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of December 1, 2016, the Trustees served as board members of 138 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Claud Davis Maura Shaughnessy

45

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and

46

Board Review of Investment Advisory Agreement – continued

other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 5th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 5th quintile for the one-year period and the 4th quintile for the five-year period ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by

47

Board Review of Investment Advisory Agreement – continued

Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $3 billion. The Trustees also noted that MFS has agreed in writing to further reduce its advisory fee rate on the Fund’s average daily net assets over $10 billion, which may not be changed without the Trustees’ approval (the “management fee waiver rate”). They also noted that MFS has agreed to amend its contractual advisory fee rate schedule to reflect the existing management fee waiver rate effective as of February 28, 2017. The Trustees concluded that the breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

48

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

49

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

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INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $295,127,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 92.89% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

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rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

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Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

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Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Butler, Kavanaugh and Uek and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2016 and 2015, audit fees billed to each Fund by E&Y were as follows:

	Audit Fees
	2016	2015
Fees billed by E&Y:
MFS Global Equity Fund	48,653	48,653
MFS Global Total Return Fund	56,755	56,755
MFS Utilities Fund	44,503	44,503

Total	149,911	149,911

For the fiscal years ended October 31, 2016 and 2015, fees billed by E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2016	2015	2016	2015	2016	2015
Fees billed by E&Y:
To MFS Global Equity Fund	0	0	9,409	9,295	1,856	1,112
To MFS Global Total Return Fund	0	0	10,697	10,583	1,606	1,078
To MFS Utilities Fund	0	0	8,678	8,564	3,184	1,306
Total fees billed by E&Y To above Funds	0	0	28,784	28,442	6,646	3,496

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2016	2015	2016	2015	2016	2015
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Global Equity Fund*	1,612,499	920,675	0	0	116,023	99,446
To MFS and MFS Related Entities of MFS Global Total Return Fund*	1,612,499	920,675	0	0	116,023	99,446
To MFS and MFS Related Entities of MFS Utilities Fund*	1,612,499	920,675	0	0	116,023	99,446

	Aggregate fees for non-audit services:
	2016	2015
Fees billed by E&Y:
To MFS Global Equity Fund, MFS and MFS Related Entities#	1,865,387	1,281,528
To MFS Global Total Return Fund, MFS and MFS Related Entities#	1,866,425	1,282,782
To MFS Utilities Fund, MFS and MFS Related Entities#	1,865,984	1,280,991

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST VI

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President

Date: December 19, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President (Principal Executive Officer)

Date: December 19, 2016

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 19, 2016

*	Print name and title of each signing officer under his or her signature.